                                                                    EXHIBIT 10.6



                                  OFFICE LEASE


                                    between


                          SYSTRON BUSINESS CENTER, LLC

                                    Landlord


                                      and


                            PINNACLE DATA CORPORATION

                                     Tenant


                                January 1, 1998

                                TABLE OF CONTENTS

                                                                                                                         PAGE
                                                                                                                         ----
Article 1        REAL PROPERTY, BUILDING, AND PREMISES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                 1.1  Lease of Premises . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                 1.2  Appurtenant Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                 1.3  Landlord's Reservation of Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                 1.4  Preparation of Premises; Acceptance.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                 1.5  Rentable Area . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                 1.6 Right of First Offer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Article 2        LEASE TERM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                 2.1  Lease Term.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                 2.2  Confirmation of Lease Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                 2.3  Lease Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                 2.4  Delay in Delivery of Premises . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                 2.5  Option To Extend Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
Article 3        BASE RENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 3.1  Definition of "Base Rent"--Limited Setoff . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 3.2  Initial Payment; Proration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 3.3  Application of Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
Article 4        ADDITIONAL RENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 4.1  Additional Rent; Rent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 4.2  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                 4.3  Calculation and Payment of Additional Rent  . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 4.4  Taxes and Other Charges for Which Tenant Is Directly Responsible  . . . . . . . . . . . . . . . .   9
                 4.5  Landlord's Books and Records; Tenant's Audit Rights . . . . . . . . . . . . . . . . . . . . . . .   9
Article 5        SECURITY DEPOSIT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Article 6        USE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 6.1  Permitted Use.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 6.2  Rules and Regulations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 6.3  Additional Restrictions on Use  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Article 7        COMPLIANCE WITH LAWS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 7.1  Definition of "Laws and Orders."  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 7.2  Repairs, Replacements, Alterations, and Improvements  . . . . . . . . . . . . . . . . . . . . . .  10
                 7.3  Collateral Estoppel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Article 8        HAZARDOUS MATERIAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 8.1  Use of Hazardous Material.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 8.2  Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 8.4  Remediation Obligations; Tenant's Rights on Cleanup by Landlord . . . . . . . . . . . . . . . . .  11
                 8.5  Definition of "Hazardous Material." . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
Article 9        UTILITIES AND SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 9.1  Standard Tenant Utilities and Services  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 9.2  Overstandard Tenant Use . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 9.3  Interruption of Utilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
Article 10       REPAIRS AND MAINTENANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 10.1  Tenant's Repair and Maintenance Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 10.2  Landlord's Repair and Maintenance Obligations  . . . . . . . . . . . . . . . . . . . . . . . . .  13
Article 11       ALTERATIONS AND ADDITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 11.1  Landlord's Consent to Alterations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 11.2  Compliance of Alterations With Laws and Insurance Requirements . . . . . . . . . . . . . . . . .  14
                 11.3  Manner of Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 11.4  Payment for Improvements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 11.5  Construction Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 11.6  Landlord's Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 11.7  Initial Improvements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
Article 12       COVENANT AGAINST LIENS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
Article 13       EXCULPATION, INDEMNIFICATION, AND INSURANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 13.2  Exculpation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 13.3  Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 13.4  Compliance With Insurer Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 13.5  Tenant's Liability Coverage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 13.6  Tenant's Workers' Compensation and Employer Liability Coverage . . . . . . . . . . . . . . . . .  17
                 13.7  Tenant's First Party Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 13.8  Other Insurance Coverage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 13.9  Form of Policies and Additional Requirements . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 13.10  Waiver of Subrogation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                 13.11  Disclosures Regarding Real Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
Article 14       DAMAGE AND DESTRUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 14.1  Repair of Damage by Landlord.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 14.2  Repair Period Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 14.3  Landlord's Option To Terminate or Repair . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

                                TABLE OF CONTENTS
                                  (continued)


                                                                                                                         PAGE
                                                                                                                         ----
                 14.4  Tenant's Option To Terminate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 14.5  Rent Abatement Due to Casualty . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 14.6  Damage Near End of Term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 14.7  Effective Date of Termination; Rent Apportionment  . . . . . . . . . . . . . . . . . . . . . . .  19
                 14.8  Waiver of Statutory Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
Article 15       CONDEMNATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                 15.1  Definition of "Condemnation."  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                 15.2  Effect on Rights and Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                 15.3  Termination of Lease . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                 15.4  Effect of Condemnation if Lease Is Not Terminated  . . . . . . . . . . . . . . . . . . . . . . .  20
                 15.5  Allocation of Award  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                 15.6  Temporary  Taking  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
Article 16       ASSIGNMENT AND SUBLEASING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                 16.1  Restricted Transfers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                 16.2  Transfer Procedure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                 16.3  Landlord's Consent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                 16.4  Transfer Premium . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                 16.5  Effect of Transfer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                 16.6  Transfers of Ownership Interests and Other Organizational Changes  . . . . . . . . . . . . . . .  22
Article 17       SURRENDER OF PREMISES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                 17.1  Surrender of Premises  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                 17.2  Removal of Tenant Property by Tenant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
Article 18       HOLDING OVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                 18.1  Holdover Rent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
Article 19       ESTOPPEL CERTIFICATES      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                 19.1  Obligation To Provide Estoppel Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                 19.2  Failure To Deliver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
Article 20       SUBORDINATION, NONDISTURBANCE, AND ATTORNMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                 20.1  Automatic Subordination; Nondisturbance Agreement To Include Specified Terms.  . . . . . . . . .  24
                 20.2  Subordination Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                 20.3  Attornment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                 20.4  Notice of Default; Right To Cure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
Article 21       DEFAULTS AND REMEDIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                 21.1  Tenant's Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                 21.2  Replacement of Statutory Notice Requirements . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                 21.3  Landlord's Remedies on Tenant's Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                 21.4  Form of Payment After Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                 21.5  Efforts To Relet . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                 21.6  Acceptance of Rent Without Waiving Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                 21.7  Tenant's Remedies on Landlord's Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
Article 22       LANDLORD'S RIGHT TO PERFORM TENANT'S OBLIGATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 22.1  Landlord's Right To Perform Tenant's Obligations . . . . . . . . . . . . . . . . . . . . . . . .  26
                 22.2  Reimbursement by Tenant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
Article 23       LATE PAYMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 23.1  Late Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 23.2  Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
Article 24       NONWAIVER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 24.1  Nonwaiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 24.2  Acceptance and Application of Payment; Not Accord and Satisfaction . . . . . . . . . . . . . . .  26
Article 25       DISPUTE RESOLUTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 25.1  Waiver of Right to Jury Trial. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                 25.2  Resolving Disagreement Over Fair Market Rental Value . . . . . . . . . . . . . . . . . . . . . .  27
Article 26       ATTORNEY FEES AND COSTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                 26.1  Attorney Fees and Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
Article 27       LANDLORD'S ACCESS TO PREMISES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
                 27.1  Landlord's Access to Premises  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
                 27.2  Restrictions on Entry; Tenant's Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
                 27.3  Method of Entry  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
                 27.4  Emergency Entry  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
Article 28       SIGNS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
                 28.1  Building Name; Landlord's Signage Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
                 28.2  Tenant's Signage Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
Article 29       TENANT PARKING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 29.1  Number of Parking Spaces . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 29.2  Changes in Location, Layout, and Service . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
Article 30       MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 30.1  Captions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

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
                 30.2  Word Usage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 30.3  Counting Days  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 30.4  Entire Agreement; Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 30.5  Exhibits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 30.6  Partial Invalidity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 30.7  Binding Effect . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 30.8  Independent Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 30.9  Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 30.10  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                 30.11  Force Majeure--Specific Exceptions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 30.12  Time of the Essence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 30.13  Modifications Required by Landlord's Lender . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 30.14  Recording . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 30.15  Liability of Landlord . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 30.16  Transfer of Landlord's Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
                 30.17  Submission of Lease . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
                 30.18  Legal Authority.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
                 30.19  Right To Lease  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
                 30.20  No Air Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
                 30.21  Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

                                  OFFICE LEASE

    This Office Lease is made by the Landlord and Tenant named below, who agree as follows:

                                     Part I
                       SUMMARY OF BASIC LEASE INFORMATION

    The basic terms of this Lease are:

    1.   Date of Lease:  January 1, 1998

    2. Landlord: Systron Business Center, LLC, a California limited liability company

    3.   Tenant:  Pinnacle Data Corporation, a California corporation

    4.   Premises and Building:

         (a) Building (Section 1.1): 2727 Systron Drive, Concord, CA. The "Building" located on the Real Property is shown on the attached Exhibit A.

         (b) Total Number of Rentable Square Feet in the Building (Section 1.1): 90,948

         (c) Premises (Section 1.1): Approximately 30,000 Rentable Square Feet of space located in the Building, as shown on Exhibit A.

         (d) Expansion of Premises (Section 1.6): Tenant has a right of first refusal to expand the Premises to include additional space that may become available, as shown on Exhibit A, during the term of the Lease, such right of first refusal to be exercised in accordance with Section 1.6.

    5.   Lease Term:

         (a)     Duration (Section 3.1):  Ten (10) years and zero (0) months.

         (b)     Lease Commencement Date (Section 3.1):  March 15, 1998.

         (c) Lease Expiration Date (Section 2.1): The last day of the month in which the tenth (10th) anniversary of the Lease Commencement Date occurs.

         (d) Optional Term Extensions (Section 2.5): Two (2) extensions for five (5) years each.

    6. Base Rent (Section 3.1): (Measured From Lease Commencement Date) Base Rent is subject to adjustment as set forth in Section 3.1.

        Months                                        Monthly Base Rent
        ------                                        -----------------
        3/15/98-10/31/98                              Rental Abatement
        11/1/98-2/28/03                               $40,500
        3/1/03-8/31/05                                $42,000
        9/1/05-Lease Expiration Date                  $45,000

    7. Additional Rent (Article 4): Tenant's Share of Increased Direct Expenses (Section 4.2.6): Approximately 32.99%.

    8.   Security Deposit (Article 5):  None

    9.   Permitted Use (Section 6.1):  General office.

    10.  Liability insurance (minimum) (Section 13.5.10):

             (a)     General aggregate limit:  $3,000,000.
             (b)     Personal injury and advertising injury limit:  $3,000,000.
             (c)     Each occurrence limit:  $2,000,000
             (d)     Fire damage liability limit (any one fire):  $2,000,000.

    11.  Late charge and interest (Article 23):

             (a)     Late charge (Section 23.1):  Three percent (3%).

             (b) Interest on delinquent Rent (Section 23.2): Wall Street Journal Prime Rate (or if such rate is no longer published such other prime rate reasonably selected by Landlord) plus two percent (2%).

    12. Parking (Article 29): Four parking stalls on the Real Property for each 1,000 Rentable Square Feet included within the Premises, of which four spaces shall be reserved and all others shall be non-exclusive, and two non-exclusive parking stalls on the unlighted lot adjacent to the Real Property for each 1,000 Rentable Square Feet included within the Premises.

    13.  Addresses for notices (Section 30.10.3):

Landlord's address:       Systron Business Center, LLC
                          c/o Sean M. Cooley
                          Cornish & Carey Commercial
                          1333 N. California Blvd., Suite 343
                          Walnut Creek, CA  94596

 Tenant's address:        Pinnacle Data Corporation
                          395 Oyster Point Blvd., Suite 500
                          South San Francisco, CA 94080-1933
                          Attention:  Donald S. Grant
                          Copy to:  Robert Barbarowicz, General Counsel
                          Telephone:  (650) 872-6772
                          Facsimile:  (650) 872-4777

Address of Landlord's lender (Section 30.10.4):   Owens Financial Group, Inc.
                                                  2221 Olympic Blvd.
                                                  Walnut Creek, CA  94596

    14. Brokers (Section 30.21): Cornish & Carey Commercial represents Landlord; Grubb & Ellis Company represents Tenant. Both Brokers' commissions are to be paid by Landlord.

Each reference in this Lease to any provision in this Summary shall be construed to incorporate all the terms provided under that provision of the Summary. In the event of any conflict between a provision in this Summary and a provision in the balance of the Lease, the latter shall control.


                                    Part II
                                LEASE PROVISIONS

                                    Article 1
                     REAL PROPERTY, BUILDING, AND PREMISES


         1.1 Lease of Premises. Subject to Section 1.6 relating to Tenant's right to expand the Premises, Landlord leases to Tenant and Tenant leases from Landlord the premises described in Summary of Basic Lease Information (Summary)
Section 4(c), which are located in the Building, as shown on Exhibit A and described in Summary Section 4(c) (the "Premises"). The outline of the Premises is set forth in Exhibit A. The Rentable Area of the Premises and the Rentable Area of the Building are set forth in Summary Sections 4(b) and 4(c). The Building, the Common Areas servicing the Building, and the land on which the Building is located are sometimes collectively referred to as the "Real Property." Tenant acknowledges that Landlord has made no representation or warranty regarding the condition of the Real Property except as specifically stated in this Lease.

         1.2 Appurtenant Rights. Tenant is granted the right at all times during the Lease Term to the nonexclusive use of the common corridors and hallways, stairwells, restrooms, and other public or common areas located on the Real Property (the "Common Area"). Landlord, however, has the discretion to determine the manner in which those public and common areas are maintained and operated, and the use of those areas shall be subject to the Rules and Regulations, as defined in Section 6.2.

         1.3 Landlord's Reservation of Rights. The following rights are reserved to Landlord:

                 (a) The right to all of the Building except for the space within the Premises and except as otherwise provided in this Lease;

                 (b) The right to change all elements of the Real Property except for the space within the Premises and except as otherwise provided in this Lease; and

                 (c) The rights reserved to Landlord by provisions of this Lease or by operation of law.

Any changes that Landlord makes to the Real Property as permitted by this
Section 1.3 must be carried out in a manner that will not unreasonably interfere with Tenant's use of the Premises.

         1.4 Preparation of Premises; Acceptance. The rights and obligations of the parties regarding the construction of the "Initial Tenant Improvements" (as defined in the Leasehold Improvement Agreement attached to this Lease as Exhibit B) in the Premises before the commencement of the Lease Term are stated in the Leasehold Improvement Agreement. If this Lease conflicts with the Leasehold Improvement Agreement, the Leasehold Improvement Agreement shall prevail.

         1.5 Rentable Area. The Rentable Area of the Building and the Premises specified in Summary Sections 4(b) and 4(c) shall be deemed conclusive and binding on the parties regardless of the actual square footage. For purposes of this Lease: (a) "Rentable Area" shall be calculated pursuant to the Standard Method For Measuring Floor Area in Office Buildings

(ANSI/BOMA Z65.1, 1996); and (b) "Rentable Square Feet" and "Rentable Footage" shall have the same meaning as the term "Rentable Area".


         1.6 Right of First Refusal. Landlord grants to Tenant a right of first refusal ("First-Refusal Right") with respect to the space shown on Exhibit A ("First Refusal Space"). Tenant's First-Refusal Right shall be on the terms and conditions set forth in this Section 1.6.

                 1.6.1. Superior Rights. The First-Refusal Right shall begin only after the expiration or earlier termination of the following leases ("Superior Leases"), including any renewal or extension of the Superior Leases (whether or not such renewal or extension is under an express written provision in a Superior Lease or consummated under a lease amendment or new lease):

                              (a)  Any lease existing as of the Lease
Commencement Date with respect to any portion of the First-Refusal Space; and

                              (b)  With respect to any portion of the
First-Refusal Space that is not subject to a lease as of the date of this Lease, the first lease pertaining to each such particular First-Refusal Space entered into by Landlord after the Lease Commencement Date.

In addition, the First-Refusal Right shall be subordinate and secondary to all rights of expansion, rights of first refusal, rights of first offer, or similar rights granted to the tenants of the Superior Leases or to other tenants of Landlord with respect to the First Refusal Space. The rights described in this
Section 1.6.1 shall be known collectively as "Superior Rights."

                 1.6.2. Procedure for Landlord's Notice. Landlord shall provide Tenant with written notice ("First-Refusal Notice") from time to time when Landlord has entered into a letter of intent for any portion of the First-Refusal Space . The First-Refusal Notice shall: (a) describe the First-Refusal Space that is subject to the letter of intent ("Specific First-Refusal Space"); (b) state the terms and conditions of the letter of intent and (c) state that Tenant shall have ten (10) Business Days (as defined in Section 30.3) to respond to the First-Refusal Notice, as provided in this Lease.

                 1.6.3. Procedure for Tenant's Acceptance. If Tenant wishes to exercise Tenant's First-Refusal Right with respect to the Specific First-Refusal Space, Tenant shall, within ten (10) Business Days after delivery of the First-Refusal Notice to Tenant, deliver notice to Landlord of Tenant's exercise of its First-Refusal Right with respect to all the Specific First Refusal Space and Tenant's acceptance of all of the terms and conditions specified in the First Refusal-Notice. Any amendment or counter-proposal of the terms contained in the First Refusal Notice shall be deemed a rejection of the First Refusal Notice. Tenant must elect to exercise its First-Refusal Right, if at all, only with respect to all the space offered by Landlord to Tenant in the First-Refusal Notice, and Tenant may not elect to lease only a portion of that space.

                 1.6.4. Effect of Tenant's Failure To Exercise First-Refusal Right. If Tenant does not exercise its First-Refusal Right within the response period specified in Section 1.6.3.

                              (a) Landlord shall not offer to another tenant or
prospective tenant less than all Specific First-Refusal Space.

                              (b) Tenant shall, if Landlord desires to lease
less than all the Specific First-Refusal Space, first have a further right to lease this smaller First-Refusal Space under an additional First-Refusal Notice and on the terms set forth in this Section 1.6.

                 1.6.5. Restrictions on First-Refusal Right. The First-Refusal Right shall be personal to the originally named Tenant and shall be exercisable only by the originally named Tenant (and not any assignee, sublessee, or other transferee of Tenant's interest in this Lease). The originally named Tenant may exercise the First-Refusal Right only if that Tenant occupies the entire Premises as of the date of the First-Refusal Notice. Tenant shall not have the right to lease First-Refusal Space if Tenant is in Default under this Lease as of the date of the attempted exercise of the First-Refusal Right by Tenant or (at Landlord's option) as of the scheduled date of delivery of the Specific First-Refusal Space to Tenant.

                                    Article 2
                                   LEASE TERM

         2.1 Lease Term. The provisions of this Lease shall be effective as of the date of this Lease. The term of this Lease ("Lease Term") shall be the period stated in Summary Section 5(a). The Lease Term shall commence on the date (the "Lease Commencement Date") stated in Summary Section 5(b) and shall expire on the date (the "Lease Expiration Date") stated in Summary Section 5(c) unless this Lease is sooner terminated as provided in this Lease.

         2.2 Confirmation of Lease Information. Landlord shall deliver to Tenant a notice in the form set forth in Exhibit C, attached to this Lease, which Tenant shall execute and return to Landlord within fifteen (15) days after receipt. Landlord shall use reasonable efforts to deliver the notice within thirty (30) days after the Lease Commencement Date.

         2.3 Lease Year. For purposes of this Lease, the term "Lease Year" means each consecutive twelve-month (12-month) period during the Lease Term, subject to the provisions of this Section 2.3. The first Lease Year commences on the Lease Commencement Date and ends on the last day of the eleventh (11th) calendar month thereafter. The second (2nd) and each succeeding Lease Year commences on the first day of the next calendar month. The last Lease Year ends on the Lease Expiration Date or earlier date of termination.

         2.4 Delay in Delivery of Premises. If Substantial Completion of the Tenant Improvements has not occurred by the Outside Date, as defined in Section 2.4.1, Tenant's sole remedy, in addition to those stated in Section 3.1, shall be to terminate this Lease as provided in this Section 2.4.

                 2.4.1. Definition of "Outside Date." For purposes of this Section 2.4, the Outside Date shall be April 15, 1998, as extended by the number of days of Tenant Delays described in Exhibit B and by the number of days of Force Majeure delays as defined in Section 30.11.

                 2.4.2. Tenant's Termination Notice. If Substantial Completion of the work that Landlord is required to do pursuant to the Leasehold Improvement Agreement has not occurred by the Outside Date, Tenant's sole remedy shall be the right to deliver a notice to Landlord ("Outside Date Termination Notice") electing to terminate this Lease effective on Landlord's receipt of the Outside Date Termination Notice ("Effective Date"). The Outside Date Termination Notice must be delivered by Tenant to Landlord, if at all, no earlier than the Outside Date and no later than thirty (30) days after the Outside Date.

         2.5 Option To Extend Term. Landlord grants to Tenant two (2) options to extend the Lease Term (each, an Extension Option) for a period of five (5) years (each an Option Term) each, subject to the conditions described in this Section 2.5. Tenant shall have no other right to extend the term beyond the last Option Term.

                 2.5.1. Conditions of Option. Each Extension Option shall be subject to the following conditions:

                              (a)  The Extension Option may be exercised only
by written notice delivered by Tenant to Landlord as provided in Section 2.5.3 and only if, as of the date of delivery of the notice or as of the commencement of the applicable Option Term, Tenant is not in Default under this Lease after the expiration of any applicable cure periods.

                              (b)  The rights contained in this Section 2.5 may
be exercised only by the originally named Tenant.

                              (c)  If Tenant properly exercises the Extension
Option, the Lease Term, as it applies to the entire Premises then leased by Tenant, shall be extended for the applicable Option Term.

                 2.5.2. Option Rent. The Rent payable by Tenant during the Option Term ("Option Rent") shall be equal to ninety-five percent (95%) of the Fair Market Rental Value of the Premises as of the commencement of the applicable Option Term. For purposes of this Section 2.5, Fair Market Rental Value of the Premises shall be the rental rate, including all escalations, at which tenants lease comparable space as of the commencement of the Option Term. No over-standard tenant improvements installed by Tenant will have an impact on the determination of the Fair Market Rental Value. For purposes of this
Section 2.5.2, "comparable space" shall be office space that is:

                              (a) Not subleased; (b) not subject to another tenant's expansion rights; (c) comparable in size, location, floor height and quality to the Premises; (d) leased for a term comparable to the Option Term; and (e) located in comparable buildings in the Concord/Walnut Creek area.

                 2.5.3. Exercise of Option. The Extension Option must be exercised by Tenant, if at all, only at the time and in the manner provided in this Section 2.5.3.

                          2.5.3.1     Interest Notice. If Tenant wishes to
exercise an Extension Option, Tenant shall deliver written notice ("Interest Notice") to Landlord no less than six (6) months before the expiration of the initial Lease Term.

                          2.5.3.2     Option Rent Notice.  After receipt of
Tenant's Interest Notice, Landlord shall deliver notice ("Option Rent Notice") to Tenant no less than four (4) months before the expiration of the initial Lease Term, stating the Option Rent, based on Landlord's determination of the Fair Market Rental Value of the Premises as of the date that is four (4) months before the commencement date of the Option Term.

                          2.5.3.3     Exercise Notice. If Tenant wishes to
exercise the Extension Option, Tenant must, on or before the earlier of (a) the date occurring ninety (90) days before the expiration of the initial Lease Term or the first Option Term, as the case may be or (b) the date occurring thirty
(30) days after Tenant's receipt of the Option Rent Notice, exercise the Extension Option by delivering written notice ("Exercise Notice") to Landlord.

                          2.5.3.4     Objection to Option Rent. If Tenant
wishes to contest the Option Rent stated in the Option Rent Notice, Tenant must provide, with the Exercise Notice, written notice to Landlord that Tenant objects to the stated Option Rent. If Tenant provides such written objection, the parties shall follow the procedure described in Section 25.2, and the Option Rent shall be determined as set forth in that Section.

                          2.5.3.5     Failure To Deliver Timely Notice. If
Tenant fails to deliver a timely Interest Notice:

                          (a)  Tenant shall not lose its right to exercise the
Extension Option and shall still be entitled to deliver the Exercise Notice;
(b) Landlord shall not be required to deliver the Option Rent Notice; (c) Tenant shall be considered to have objected to the Option Rent; and (d) The parties shall follow the procedure described in Section 25.2, and the Option Rent shall be determined as set forth in that Section.

                 2.5.4. Amendment to Lease. If Tenant timely exercises its Extension Option, Landlord and Tenant shall, within fifteen (15) days after the Option Rent is determined under this Section 2.5 or Article 25, execute an amendment to this Lease extending the Lease Term on the terms and conditions set forth in this Section 2.5. Such amendment shall provide for the Base Year to be adjusted to the first year of each Option Term.

                 2.5.5. As-Is Condition. If Tenant timely and validly exercises its Extension Option, Landlord shall have no obligation to construct any additional improvements in, or to contribute any funds for improvement of, the Premises except that Landlord shall furnish a retrofit allowance for the construction of improvements within the Premises in an amount equal to $4.50 per rentable square foot of the Premises.

                                    Article 3
                                   BASE RENT

         3.1 Definition of "Base Rent"--Limited Setoff. Tenant shall pay to Landlord base rent ("Base Rent") in equal monthly installments as set forth in Summary Section 6, in advance on or before the first day of every calendar month during the Lease Term, without any setoff or deduction except as provided in Sections 14.5, 15.4, 15.6 and 21.7. Payment shall be made at such place that Landlord may from time to time designate in writing. Payment must be in United States dollars, either in the form of a check (drawn on a bank located in the State of California) or via electronically transmitted funds. If Substantial Completion occurs after March 1, 1998, then monthly Base Rent for each month during the period beginning November 1, 1998 through February 28, 2003 shall be reduced by an amount equal to the product of $1,350.00 times the number of days after March 1, 1998 that Substantial Completion occurs, divided by 52. (For example, if Substantial Completion occurs on March 11, 1998, that is, 10 days after March 1, 1998, then : $1,350.00 times 10 equals $13,500.00, divided by 52 equals $259.62; and $40,500.00 minus $259.62 equals $40,240.38.
In this example, monthly Base Rent would be reduced from $40,500.00 per month to $40,240.38 per month from November 1, 1998 through February 28, 2003.)

         3.2 Initial Payment; Proration. The Base Rent for the first full calendar month of the Lease Term shall be paid on the full execution of this Lease. If any payment date (including the Lease Commencement Date) for "Rent," as defined in Section 4.1, falls on a day other than the first day of that calendar month, or if any Rent payment is for a period shorter than one calendar month, the Rent for that fractional calendar month shall accrue on a daily basis for each day of that fractional month at a daily rate equal to 1/365 of the total annual Rent. All other payments or adjustments that are required to be made under the terms of this Lease and that require proration on a time basis shall be prorated on the same basis.

         3.3 Application of Payments. All payments received by Landlord from Tenant shall be applied to the oldest payment obligation owed by Tenant to Landlord. No designation by Tenant, either in a separate writing or on a check or money order, shall modify this clause or have any force or effect.


                                    Article 4
                                ADDITIONAL RENT

         4.1 Additional Rent; Rent. In addition to paying the Base Rent specified in Article 3, commencing on the first day of the thirteenth (13th) month of the Lease Term, Tenant shall pay as additional rent Tenant's Share (as defined in Section 4.2.6) of the increase in annual Direct Expenses (as defined in Section 4.2.1) that are in excess of the amount of Direct Expenses applicable to the Base Year ("Increased Direct Expenses"). Tenant shall not be required to pay Increased Direct Expenses of more than four percent (4%) over the previous Expense Year's Direct Expenses, except that any increases in Tax Expenses shall not be subject to this limitation and shall be included in Increased Direct Expenses to be paid by Tenant regardless of the amount of increase. Increased Direct Expenses in excess of the foregoing limitation shall not be included in Increased Direct Expenses for subsequent Expense
Years.   (The Base Year for purposes of this Lease shall be calendar year
1998.) That additional rent, together with other amounts of any kind (other than Base Rent) payable by Tenant to Landlord under the terms of this Lease, shall be collectively referred to in this Lease as "Additional Rent." Base Rent and Additional Rent are collectively referred to in this Lease as "Rent." All amounts due under this Article 4 as Additional Rent are payable for the same periods and in the same manner, time, and place as the Base Rent. Without limitation on other obligations of Tenant that survive the expiration of the Lease Term, Tenant's obligations to pay the Additional Rent provided for in this Article 4 survive the expiration of the Lease Term, subject to the provisions of Section 4.3.2.

         4.2    Definitions. The following definitions apply in this Article 4:

                 4.2.1. Direct Expenses. "Direct Expenses" mean Operating Expenses plus Tax Expenses.

                 4.2.2. Expense Year. "Expense Year" means each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.

                 4.2.3. Operating Expenses. "Operating Expenses" means all expenses, costs, and amounts of every kind that Landlord pays or incurs during any Expense Year because of or in connection with the ownership, operation, management, maintenance, or repair of the Real Property.

                              4.2.3.1      Examples of Operating Expenses. The
definition of "Operating Expenses" includes, but is not limited to, any amounts paid or incurred for:

                                        (a)  The cost of supplying any
utilities.

                                        (b)  The cost of operating, managing,
maintaining, and repairing the following systems: utility, mechanical, sanitary, storm drainage.

                                        (c)  The cost of supplies and tools and
of equipment, maintenance, and service contracts in connection with those systems.

                                        (d)  The cost of licenses,
certificates, permits, and inspections.

                                        (e)  The cost of contesting the
validity or applicability of any government enactments that may affect the Operating Expenses.

                                        (f)  The costs incurred in connection
with the implementation and operation of a transportation system management program or similar program.

                                        (g)  The cost of insurance carried by
Landlord, in amounts reasonably determined by Landlord, provided, however, that earthquake insurance shall be maintained only to the extent it is available at a commercially reasonable price and, if earthquake insurance is not included in the Base Year but is subsequently carried by Landlord, the Base Year Operating Expenses will be adjusted as if earthquake insurance had been carried.

                                        (h) Fees, charges, and other costs
including management fees (or amounts in lieu of such fees), which management fees shall not exceed three percent (3%) of rents, consulting fees, legal fees, and accounting fees of all persons engaged by Landlord or otherwise reasonably incurred by Landlord in connection with the operation, management, maintenance, and repair of the Real Property.

                                        (i) The cost of parking area
maintenance, repair, and restoration, including resurfacing, repainting, restriping, and cleaning.

                                        (j)  Wages, salaries, and other
compensation and benefits of all persons providing services to the Real Property, including those engaged in the operation, maintenance, or security of the Real Property plus employer's Social Security taxes, unemployment taxes, insurance, and any other taxes imposed on Landlord that may be levied on those wages, salaries, and other compensation and benefits. Notwithstanding anything to the contrary in this Section 4.2.3.1(j), Landlord's general overhead expenses shall not be included in Operating Expenses. If any of Landlord's employees provide services for more than one building of Landlord, only the prorated portion of those employees' wages, salaries, other compensation and benefits, and taxes reflecting the percentage of their working time devoted to the Real Property shall be included in Operating Expenses.

                                        (k) Payments under any easement,
license, operating agreement, declaration, restrictive covenant, or instrument relating to the sharing of costs by the Real Property.

                                        (l)  Amortization (including interest
on the unamortized cost at a rate equal to the floating commercial loan rate announced from time to time by Bank of America, N.T.&S.A. (or such other bank reasonably selected by Landlord) as its prime rate plus two (2) percentage points per annum of the cost of acquiring or renting personal property used in the maintenance, repair, and operation of the Building and Real Property.

                                        (m) The cost of capital improvements or
other costs incurred in connection with the Real Property that are intended as a labor-saving device or to effect other economies in the maintenance or operation of all or part of the Real Property to the extent of Landlord's reasonable estimate of savings in Operating Expenses as a result of such costs. All such permitted capital expenditures shall be amortized (including interest on the unamortized cost at the rate stated in Section (l)) over their useful life, as reasonably determined by Landlord.

                                        (n)  The cost to clean, paint and
waterproof the Real Property. Notwithstanding the foregoing, to the extent that any such costs are considered capital expenditures per Generally Accepted Accounting Principles, such capital expenditures shall be amortized (including interest on the unamortized costs at the rate stated in Section (l)) over their useful life as reasonably determined by Landlord.

                 4.2.4. Adjustment of Operating Expenses. Operating Expenses shall be adjusted as follows:

                              4.2.4.1      Gross-Up Adjustment When Building Is
Less Than Fully Occupied. If the occupancy of the Building during any part of the Base Year is less than 100 percent, Landlord shall make an appropriate adjustment of the variable components of Operating Expenses for the Base Year, as reasonably determined by Landlord using sound accounting and management principles, to determine the amount of Operating Expenses that would have been incurred had the Building been 100 percent occupied. This amount shall be considered to have been the amount of Operating Expenses for the Base Year. For purposes of this Section 4.2.4.1, "variable components" include only those component expenses that are affected by variations in occupancy levels.

                              4.2.4.2      Exclusions From Operating Expenses.
Despite any other provision of Section 4.2, Operating Expenses shall not include:

                                        (a)  Depreciation, interest, or
amortization on mortgages or ground lease payments, except as otherwise stated in this Section 4.2.

                                        (b)  Legal fees incurred in negotiating
and enforcing tenant leases.

                                        (c)  Real estate brokers' leasing
commissions.

                                        (d)  Initial improvements or
alterations to tenant spaces.

                                        (e)  The cost of providing any service
directly to and paid directly by any tenant.

                                        (f)  Any costs expressly excluded from
Operating Expenses elsewhere in this Lease.

                                        (g)  Costs of any items for which
Landlord receives reimbursement from insurance proceeds or a third party. Insurance proceeds shall reduce Operating Expenses in the year in which they are received, except that any deductible amount under any insurance policy shall be included within Operating Expenses.

                                        (h)  Costs of capital improvements,
except as otherwise stated in this Section 4.2.

                              4.2.4.3   Additional Operating Expense
Exclusions. Despite any other provision of Section 4.2, Operating Expenses shall also not include:

                                        (a)  Interest, principal, depreciation,
attorney fees, costs of environmental investigations or reports, points, fees, and other lender costs and closing costs on any mortgage or mortgages, ground lease payments, or other debt instrument encumbering the Real Property.

                                        (b)  Insurance premiums to the extent
of any refunds of those premiums.

                                        (c)  Any bad debt loss, rent loss, or
reserves for bad debt or rent loss.

                                        (d)   Landlord's costs of electricity
and other utilities, items, benefits, and services that are provided to other tenants or occupants at no special cost but that are only offered or provided to Tenant at a special or increased cost.

                                        (e)  Interest or penalties resulting
from late payment of any operating expense by Landlord due to Landlord's negligence or willful misconduct (unless Landlord in good faith disputes a charge and subsequently loses or settles that dispute) or due to the negligence or willful misconduct of another tenant.

                                        (f)  Costs, fees, and compensation paid
to Landlord, or to Landlord's subsidiaries or affiliates, for services in or to the Real Property to the extent that they exceed the charges for comparable services rendered by an unaffiliated third party of comparable skill, competence, stature, and reputation.

                                        (g)  Costs associated with:

                                        (1)  Operation of the business of the
ownership of the Real Property or entity that constitutes Landlord or Landlord's property manager, as distinguished from the cost of Building operations, including the costs of partnership or corporate accounting and legal matters; defending or prosecuting any lawsuit with any mortgagee, lender, ground lessor, broker, tenant, occupant, or prospective tenant or occupant; selling or syndicating any of Landlord's interest in the Real Property; and disputes between Landlord and Landlord's property manager;

                                        (2)  Landlord's general corporate or
partnership overhead and general administrative expenses, including the salaries of management personnel who are not directly related to the Real Property and primarily engaged in the operation, maintenance, and repair of the Real Property, except to the extent that those costs and expenses are included in the management fees, so long as these costs do not exceed reasonable industry standards; or

                                        (3)  Wages, salaries, and other
compensation paid to any executive employee of Landlord or Landlord's property manager above the grade of building manager for the Building or paid to any off-site personnel, so long as these costs do not exceed reasonable industry standards.

                                        (h)  Advertising and promotional
expenditures primarily directed toward leasing tenant space in the Real
Property.

                                        (i)  Leasing commissions,
space-planning costs, attorney fees and costs, disbursements, and other expenses:

                                        (1)  Incurred in connection with
                                        leasing, other negotiations, or disputes with tenants, occupants, prospective tenants, or other prospective occupants of the Building; or (2) associated with the enforcement of any leases.

                                        (j)  Costs incurred (including permit,
license, and inspection fees but excluding utilities) or cash consideration paid in renovating or otherwise improving, decorating, painting, or redecorating space for tenants, prospective tenants, or other occupants or in renovating or redecorating vacant space available for those tenants, prospective tenants, or other occupants. This exclusion does not apply to remove from Operating Expenses the costs of ordinary maintenance supplied to the tenants of the Building or the costs for renovating or otherwise improving, decorating, painting, or redecorating the common areas of the Real Property.

                                        (k)  Costs arising from:

                     (1) Hazardous Material, as defined in Section 8.5, that was installed by Landlord, its agents, or employees and that, at the time of installation, Landlord knew or should have known was Hazardous Material; or (2) despite any other provision of this Lease (including any provision relating to capital expenditures), the presence of any Hazardous Material in or about the Premises, Building, or Real Property (including Hazardous Material in the ground, water, or soil) that was not placed in the Premises, Building, or Real Property by Tenant and/or Tenant Parties as defined in Section 13.1.

                                        (l)  Expenses, costs, and disbursements
relating to, or arising directly or indirectly from, the testing for or analysis, handling, removal, treatment, disposal, remediation, or replacement of asbestos or asbestos-containing materials in, on, around, beneath, or from the Real Property.

                                        (m)  Costs incurred because the
Building or common areas violate any valid, applicable building code, regulation, or law in effect and as interpreted by government authorities before the date of this Lease.

                                        (n)  Except as provided in Section
4.2.3.1(m) Capital improvement, capital replacement, or related costs.

                 4.2.5. Tax Expenses. "Tax Expenses" means all federal, state, county, or local government or municipal taxes, fees, charges, or other impositions of every kind (whether general, special, ordinary, or extraordinary) that are paid or incurred by Landlord during any Expense Year (without regard to any different fiscal year used by any government or municipal authority) because of or in connection with the ownership, leasing, and operation of the Real Property. Tax Expenses shall include taxes, fees, and charges such as real property taxes, general and special assessments, transit taxes, leasehold taxes, and taxes based on the receipt of rent (including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant); personal property taxes imposed on the fixtures, machinery, equipment, apparatus, systems, and equipment; appurtenances; furniture; and other personal property used in connection with the Real Property. Tax Expenses shall also include taxes, assessments or charges imposed on a real property tax bill for the Real Property for the implementation and operation of a transportation system management program or similar program, in each case if required by law.

                              4.2.5.1      Adjustment of Taxes. Tenant hereby
acknowledges that title to the Real Property was transferred to Landlord during 1997 before the execution of this Lease, that the Real Property has been or is in the process of being permanently reassessed (as distinguished from a so-called "Proposition 8" reassessment) to reflect Landlord's purchase price for the Real Property and that Tax Expenses for the Base Year shall take into account such reassessment. In addition, for purposes of this Lease, Tax Expenses shall be calculated as if the tenant improvements in the Building were fully constructed and the Real Property, the Building, and all tenant improvements in the Building were fully assessed for real estate tax purposes for the entire Base Year. These provisions shall survive the Lease Expiration Date or other termination of this Lease.

                              4.2.5.2      Included Tax Expenses. Tax Expenses
shall include:

                                        (a)  Any assessment, tax, fee, levy, or
charge in addition to, or in partial or total substitution of, any assessment, tax, fee, levy, or charge previously included within the definition of "real property tax." Tenant and Landlord acknowledge that Proposition 13 was adopted by the voters of the State of California in June 1978 and that assessments, taxes, fees, levies, and charges may be imposed by government agencies for services such as fire protection; street, sidewalk, and road maintenance; conservation; refuse removal; and other government services formerly provided without charge to property owners or occupants. In further recognition of the decrease in the level and quality of government services and amenities as a result of Proposition 13 (or as a result of any other restriction on real property taxes whether by law or by choice of the applicable legislative or assessing body), Tax Expenses shall also include any government or private assessments (or the Building's contribution toward a government or private cost-sharing agreement) for the purpose of augmenting or improving the quality of services and amenities normally provided by government agencies. Tenant and Landlord intend that all new and increased assessments, taxes, fees, levies, and charges and all similar assessments, taxes, fees, levies, and charges be included within the definition of "Tax Expenses" for purposes of this Lease.

                                        (b)  Any assessment, tax, fee, levy, or
charge allocable to, or measured by, the area of the Premises or the rent payable under this Lease, including any gross income tax with respect to the receipt of that rent, or on or relating to the possession, leasing, operating, management, maintenance, alteration, repair, use, or occupancy by Tenant of the Premises or any portion of the Premises.

                                        (c)  Any assessment, tax, fee, levy, or
charge on this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises.

                                        (d)  Any possessory taxes charged or
levied in place of real property taxes.

                          4.2.5.3     Contest Costs; Refunds. Any expenses
incurred by Landlord in attempting to protest, reduce, or minimize Tax Expenses shall be included in Tax Expenses in the Expense Year in which those expenses are paid. Such tax refunds shall be deducted from Tax Expenses in the Expense Year in which they are received by Landlord.

                          4.2.5.4     Excluded Taxes. Despite any other
provision of Section 4.2.5 (except as provided in Section 4.2.5.2 or levied entirely or partially in lieu of Tax Expenses), the following shall be excluded from Tax Expenses:

                                      (a)  All excess profits taxes, franchise
taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes applied or measured by Landlord's general or net income (as opposed to rents, receipts, or income attributable to operations at the Building);

                                      (b)  Any items included as Operating
Expenses; and

                                      (c)  Any items paid by Tenant under
Section 4.4.

                          4.2.5.5     Proposition 13 Protection. Despite any
other provision of this Lease, if during the Lease Term, any sale, refinancing, or change in ownership of all or part of the Real Property is consummated and, as a result, all or part of the Real Property is reassessed ("Reassessment") for real estate tax purposes by the appropriate government authority, the terms of this Section 4.2.5.5 shall apply. Tenant hereby acknowledges that title to the Real Property was transferred to Landlord during 1997 before the execution of this Lease, that the Real Property has been or is in the process of being permanently reassessed (as distinguished from a so-called "Proposition 8" reassessment) to reflect Landlord's purchase price for the Real Property and that Tax Expenses for the Base Year shall take into account to such reassessment.

                                      (a)  Tenant shall not be obligated to pay
any portion of the Tax Increase relating to a Reassessment occurring during the Term.

                                      (b)  For purposes of this Section
4.2.5.5, the term "Tax Increase" shall mean that portion of the Tax Expenses, as calculated immediately following the Reassessment, that is attributable solely to the Reassessment. Accordingly, a Tax Increase shall not include any portion of the Tax Expenses, as calculated immediately following the Reassessment, that is:

                              (1) Attributable to the initial assessment of the
value of the Real Property, the Base Building, or the tenant improvements located in the Building; (2) attributable to assessments or adjustments to assessments pending immediately before the Reassessment that were conducted during, and included in, that Reassessment or that were otherwise rendered unnecessary following the Reassessment; or (3) attributable to the annual inflationary increase in real estate taxes.

                 4.2.6. Tenant's Share. "Tenant's Share" means the percentage stated in Summary Section 7(a). Tenant's Share is calculated by multiplying the number of Rentable Square Feet of the Premises by 100 and dividing the product by the total Rentable Square Feet in the Building. If either the Premises or the Building is expanded or reduced, Tenant's Share shall be appropriately adjusted. Tenant's Share for the Expense Year in which that change occurs shall be determined on the basis of the number of days during the Expense Year in which each such Tenant's Share was in effect.

         4.3 Calculation and Payment of Additional Rent. Tenant's Share of any Direct Expenses for any Expense Year shall be calculated and paid as follows:

                 4.3.1. Calculation. Tenant shall pay Tenant's Share of Direct Expenses for each Expense Year in the manner stated in Section 4.3.2.

                 4.3.2. Statement of Actual Increased Direct Expenses and Payment by Tenant. Landlord shall endeavor to give to Tenant on or before the first day of April following the end of each Expense Year a statement ("Statement") stating the Direct Expenses incurred or accrued for that preceding Expense Year and the amount of the Increased Direct Expenses. On receipt of the Statement for each Expense Year ending during the Lease Term, Tenant shall pay, with its next installment of Base Rent due, the full amount of Tenant's Share of such Increased Direct Expenses, less the amounts (if any) paid during that Expense Year as Estimated Increased Direct Expenses (as defined in Section 4.3.3). Landlord's failure to furnish the Statement for any Expense Year in a timely manner shall not prejudice Landlord from enforcing its rights under this Article 4. Even if the Lease Term has expired and Tenant has vacated the Premises, if when the final determination is made of Tenant's Share of the Increased Direct Expenses for the Expense Year in which this Lease terminates it is determined that Tenant owes Tenant's Share of Increased Direct Expenses, Tenant shall immediately pay to Landlord the amount calculated under
Section 4.3.1. The provisions of this Section 4.3.2 shall survive the expiration or earlier termination of the Lease Term.

         Tenant shall not be obligated to pay the amount of Increased Direct Expenses with respect to any Expense Year if Landlord fails to deliver to Tenant a Statement with respect to such Expense Year within one (1) year after the end of such Expense Year. Landlord may deliver a corrected Statement to Tenant with respect to any Expense Year if the corrected Statement is delivered to Tenant within eighteen (18) months after the end of such Expense Year, and Tenant shall pay the Increased Direct Expenses as provided on the corrected Statement. Notwithstanding the foregoing, Landlord may deliver a Statement or corrected Statement to Tenant with respect to Tax Expenses for any Expense Year within ninety (90) days after receipt of a bill for Tax Expenses for any prior Expense Year. If any corrected Statement shall evidence a refund due to Tenant, Landlord shall promptly deliver the same together with such refund to Tenant, notwithstanding the expiration of the aforesaid periods.

                 4.3.3. Statement of Estimated Increased Direct Expenses. Landlord shall give Tenant a yearly expense estimate statement ("Estimate Statement") stating Landlord's reasonable estimate ("Estimate") of the total amount of Increased Direct Expenses for the then current Expense Year and Tenant's Share of such Increased Direct Expenses ("Estimated Expenses").

         Landlord's failure to furnish the Estimate Statement for any Expense Year in a timely manner shall not preclude Landlord from enforcing its rights to collect Increased Direct Expenses under this Article 4. Tenant shall pay with each installment of Base Rent due, one-twelfth (1/12) of the Estimated Expenses for the then-current Expense Year. Until a new Estimate Statement is furnished, Tenant shall pay monthly, along with the monthly Base Rent installments, an amount equal to one twelfth (1/12th) of the total Estimated Expenses stated in the previous Estimate Statement delivered by Landlord to Tenant.

                 4.3.4. Refund of Overpayment of Direct Expenses. If the Statement shows that the Direct Expenses for any Expense Year ending or beginning within the Lease Term is less than the Estimated Expenses actually paid by Tenant for that Expense Year, Landlord shall credit Tenant's next payment of Base Rent and Estimated Expenses with the amount by which Tenant's payments of Estimated Expenses exceed the actual Direct Expenses due for that Expense Year. If the Statement shows that Tenant's payments of Estimated Expenses exceed the actual Direct Expenses due for that Expense Year by more than three and one-half percent (3 1/2%), the Landlord shall pay to Tenant annual interest on the overpaid amount, from the date overpaid until credited or refunded, at the interest rate stated in Section 23.2 of this Lease. If the Statement is provided to Tenant after the end of the Lease Term, Landlord shall include with the Statement a refund of the amount by which Tenant's payments of Estimated Expenses exceed the actual Direct Expenses due for that Expense Year, along with any interest due in accordance with this Section 4.3.4.

         4.4 Taxes and Other Charges for Which Tenant Is Directly Responsible. Tenant shall reimburse Landlord, on demand, as Additional Rent for any taxes required to be paid by Landlord that are not already included in Tax Expenses (excluding state, local, and federal personal or corporate income taxes measured by the net income of Landlord from all sources and estate and inheritance taxes) regardless of whether such taxes are now customary or within the contemplation of the parties to this Lease, when those taxes are:

                 (a)  Measured by or reasonably attributable to:

                     (1) The cost or value of Tenant's equipment, furniture, fixtures, and other personal property located in the Premises; or (2) the cost or value of any leasehold improvements made in or to the Premises by or for Tenant (to the extent that the cost or value of those leasehold improvements exceeds the cost or value of a building-standard build-out, as determined by Landlord, regardless of whether title to those improvements is vested in Tenant or Landlord); or

                 (b) Assessed either on this transaction or on any document to which Tenant is a party that creates or transfers an interest or an estate in the Premises.

         4.5 Landlord's Books and Records; Tenant's Audit Rights. Tenant and its authorized representatives may examine, inspect, audit, and copy the records of Landlord regarding each Statement at Landlord's office during normal business hours within six (6) months after the furnishing of the Statement. Unless Tenant takes written exception to any item within one (1) year after the furnishing of that Statement, the Statement shall be considered as final and accepted by Tenant except that Landlord may, at any time during the one-year period, following the delivery of the statement submit a corrected Statement to Tenant if Operating Expenses and Tax Expenses on the original Statement were overstated or understated.

    Tenant and its authorized representatives shall have the right, at Tenant's cost and on no less than ten (10) days' prior written notice to Landlord and during Landlord's normal business hours, to audit Landlord's records regarding Operating Expenses and Tax Expenses. Such an audit shall be performed at Landlord's principal accounting offices by a certified public accounting firm. That firm's primary business must be certified public accounting and may not be compensated on the basis of the amount of Direct Expenses saved by Tenant as a result of such audit, and that firm shall be selected by Tenant and approved by Landlord. Landlord's approval shall not be unreasonably delayed or withheld. There shall be no more than one (1) audit of Operating Expenses or Tax Expenses for any twelve-month (12-month) period.

    To facilitate an audit by Tenant, Landlord shall keep its books and records applicable to Operating Expenses and Tax Expenses available to Tenant on a reasonable basis for the longer of (1) two (2) years after the Lease Expiration Date or (2) one (1) year after the resolution of any dispute concerning Operating Expenses and Tax Expenses. Any audit of Operating Expenses and Tax Expenses for any calendar year must be begun one (1) year after Landlord's delivery of the Statement for that year, or the right to audit Operating Expenses and Tax Expenses for that year shall be deemed waived.

    Tenant agrees diligently to pursue and complete (or to drop) any audit begun by Tenant, and Landlord agrees it shall not unreasonably interfere with the execution of Tenant's audit rights. Tenant shall bear all fees and costs of the audit, unless the parties determine that Operating Expenses and Tax Expenses taken as a whole for the Real Property for any Expense Year, were overstated by more than three and one- half percent (3.5%). In that event, Landlord shall pay for the reasonable costs of that audit. Pending resolution of any disputes over Operating Expenses and Tax Expenses, Tenant shall pay to Landlord any Additional Rent alleged to be due from Tenant as reflected on Landlord's Statement or any invoice issued on the basis of Landlord's Statement.

                                    Article 5
                                SECURITY DEPOSIT

                            [Intentionally Omitted]

                                    Article 6
                                      USE

         6.1 Permitted Use. Tenant shall use and occupy the Premises solely for the "Permitted Use," as defined in the Summary. Tenant shall not use or occupy, or permit the Premises to be used or occupied, for any other purpose without Landlord's prior written consent, which may be withheld in Landlord's sole and absolute discretion.

         6.2 Rules and Regulations. Tenant shall comply with the rules attached to this Lease as Exhibit D and any reasonable non discriminatory amendments or additions promulgated by Landlord from time to time for the safety, care, and cleanliness of the Premises, Building, and Real Property or for the preservation of good order ("Rules and Regulations") as long as the Rules and Regulations do not take precedence over the specific terms and conditions of this Lease. Landlord shall not be responsible to Tenant for the failure of any other tenants or occupants of the Building to comply with the Rules and Regulations.

         6.3 Additional Restrictions on Use. In addition to complying with other provisions of this Lease concerning use of the Premises:

                 (a) Tenant shall not use or allow any person to use the Premises for any purpose that is contrary to the Rules and Regulations, that violates any Laws and Orders, that constitutes waste or nuisance, that would unreasonably interfere with another occupant's permitted use of the Building or that does not comply with the standards set forth in Section 6.4;

                 (b) Tenant shall not use or allow any person to use the Premises for any purpose that violates any recorded covenants, conditions, and restrictions that now or later affect the Real Property; and

                 (c) Tenant shall not use or allow any person to use the Premises for any purpose, use or manner of use that would generate unreasonable noise, unreasonable risk of fire or unreasonable odors, or for any purpose that would directly or materially interfere with other tenants' permitted uses of their demised premises.

                                    Article 7
                              COMPLIANCE WITH LAWS

         7.1 Definition of "Laws and Orders." For purposes of this Lease, the term "Laws and Orders" includes all federal, state, county, city, or government agency laws, statutes, ordinances, standards, rules, requirements, or orders now in force or hereafter enacted, promulgated, or issued. The term also includes government measures regulating or enforcing public access or occupational or health or safety standards for employers, employees, landlords, or tenants.

         7.2 Repairs, Replacements, Alterations, and Improvements. Tenant, at Tenant's sole expense, shall promptly make all repairs, replacements, alterations, or improvements needed to comply with all Laws and Orders to the extent that the Laws and Orders relate to or are triggered by (a) Tenant's particular use of the Premises, or (b) any Alterations made in the Premises. Except for compliance required as a result of Tenant's particular use of the Premises and/or any Alternation made in the Premises, Landlord, at Landlord's sole expense, shall promptly make all repairs, replacements, alterations, or improvements in the Premises and/or the Common Area needed to comply with all Laws and Orders.

         7.3 Collateral Estoppel. The judgment of any court of competent jurisdiction, or the admission of Tenant in any judicial or administrative action or proceeding that Tenant has violated any Laws and Orders shall be conclusive, between Landlord and Tenant, of that fact, whether or not Landlord is a party to that action or proceeding.


                                    Article 8
                               HAZARDOUS MATERIAL

         8.1 Use of Hazardous Material. Tenant shall not cause or permit any Hazardous Material, as defined in Section 8.5, to be generated, brought onto, used, stored, or disposed of in or about the Premises or the Real Property by Tenant or its agents, employees, contractors, subtenants, or invitees, except for such office products that are required in the ordinary course of Tenant's business conducted on the Premises or are otherwise approved by Landlord. Tenant shall:

                 (a) Use, store, and dispose of all such Hazardous Material in strict compliance with all applicable statutes, ordinances, and regulations in effect during the Lease Term that relate to public health and safety and protection of the environment ("Environmental Laws"), including those Environmental Laws identified in Section 8.4; and

                 (b) Comply at all times during the Lease Term with all Environmental Laws.

         8.2 Indemnification. Tenant shall, at Tenant's sole expense and with counsel reasonably acceptable to Landlord, indemnify, defend, and hold harmless the Landlord and the Landlord's shareholders, directors, officers, employees, partners, affiliates, and agents with respect to all losses arising out of or resulting from the release of any Hazardous Material in or about the Premises or the Real Property, or the violation of any Environmental Law, by Tenant or Tenant's agents, contractors, or invitees. This indemnification includes all losses, liabilities, obligations, penalties, fines, claims, actions (including remedial or enforcement actions of any kind and administrative or judicial proceedings, orders, or judgments), damages (including consequential and punitive damages), and costs (including attorney, consultant, and expert fees and expenses) resulting from the release or violation. This indemnification shall survive the expiration or termination of this Lease.

         8.3 Indemnification by Landlord. Tenant acknowledges receipt of the "Report of Soil and Groundwater Assessment, ASE Job No. 3106, Former Systron/Donner/Whittaker Facility," prepared by AquaScience Engineers, dated May 29, 1997 ("Environmental Report"). Landlord shall, at Landlord's sole expense and with counsel reasonably acceptable to Tenant, indemnify, defend, and hold harmless the Tenant Parties to the extent of all losses arising out of or resulting from the release of any Hazardous Material in or about the Premises or the Real Property or the violation of any Environmental Law occurring before the Lease Commencement Date, including without limitation the Hazardous Material identified in the Environmental Report, and all losses arising out of or resulting from the release of any Hazardous Material in or about the Premises or the Real Property or the violation of any Environmental Law by Landlord Parties or any party other than Tenant, occurring after the Lease Commencement Date. This indemnification includes all losses, liabilities, obligations, penalties, fines, claims, actions (including remedial or enforcement actions of any kind and administrative or judicial proceedings, orders, or judgments), damages (including consequential and punitive damages), and costs (including attorney, consultant, and expert fees and expenses) resulting from the release or violation. This indemnification shall survive the expiration or termination of this Lease.

         8.4 Remediation Obligations; Tenant's Rights on Cleanup by Landlord. If the presence of any Hazardous Material brought onto the Premises or the Real Property by Tenant or by Tenant's employees, agents, contractors, or invitees results in contamination of the Real Property, Tenant shall promptly take all necessary actions, at Tenant's sole expense, to return the Real Property to the condition that existed before the introduction of such Hazardous Material. Tenant shall first obtain Landlord's approval of the proposed remedial action. This provision does not limit the indemnification obligations set forth in Section 8.2.

         8.5 Definition of "Hazardous Material." As used in this Article 8, the term "Hazardous Material" shall mean any hazardous or toxic substance, material, or waste that is or becomes regulated by the United States, the State of California, or any local government authority having jurisdiction over the Building. Hazardous Material includes:

                 (a) Any "hazardous substance," as that term is defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (CERCLA) (42 United States Code Sections 9601-9675); (b) "Hazardous waste," as that term is defined in the Resource Conservation and Recovery Act of 1976
(RCRA) (42 United States Code Sections 6901-6992k); (c) any pollutant, contaminant, or hazardous, dangerous, or toxic chemical, material, or substance, within the meaning of any other applicable federal, state, or local law, regulation, ordinance, or requirement (including consent decrees and administrative orders imposing liability or standards of conduct concerning any hazardous, dangerous, or toxic waste, substance, or material, now or hereafter in effect); (d) petroleum products; (e) radioactive material, including any source, special nuclear, or byproduct material as defined in 42 United States Code Sections 2011-2297g-4; (f) asbestos in any form or condition; and

         (g) polychlorinated biphenyls ("PCBs") and substances or compounds containing PCBs.

                                    Article 9
                             UTILITIES AND SERVICES

         9.1 Standard Tenant Utilities and Services. Subject to applicable government rules, regulations, and guidelines and the rules or actions of the public utility furnishing the service, Landlord shall provide the following utilities and services unless otherwise stated in this Lease:

                 9.1.1.       Heating and Air-Conditioning.

                              9.1.1.1      Hours and Specifications.  Landlord
shall provide heating, ventilation, and air-conditioning ("HVAC") on Mondays through Fridays from 8 a.m. through 7 p.m. ("Building Hours") except for the dates of observation of New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and other locally and nationally recognized holidays that are observed by a majority of the Comparable Buildings ("Holidays").

                 9.1.2. Electricity. Landlord shall provide electricity for lighting and power in the Premises during Building Hours except for Holidays. All costs for electricity for lighting and power used by Tenant outside of Building Hours or on Holidays shall be paid by Tenant. Electricity for Tenant's lighting and other power purposes shall be at a nominal 208/220 volts. No electrical circuit for the supply of power shall require a current capacity exceeding twenty (20) amperes. Landlord shall replace lamps, starters, and ballasts for Building Standard lighting fixtures within the Premises on Tenant's request. The cost of such replacement shall be included in Operating Expenses. Tenant shall replace lamps, starters, and ballasts for non-Building Standard lighting fixtures within the Premises at Tenant's expense. All lighting installed as a part of the initial Tenant Improvements shall be considered "Building Standard".

                 9.1.3. Water. Landlord shall provide city water from the regular outlets for drinking, lavatory, and toilet purposes.

                 9.1.4. Janitorial Services. Landlord shall provide janitorial services in and about the Premises and the restrooms in the Common Areas serving the Premises on Mondays through Fridays, except on Holidays, in accordance with the specifications attached to this Lease as Exhibit E.

         9.2 Overstandard Tenant Use. Tenant shall not, without Landlord's prior written consent, use heat-generating machines, machines other than normal fractional horsepower office machines, or equipment or lighting other than building standard lights in the Premises that may materially adversely affect the temperature otherwise maintained by the air-conditioning system or materially increase the water normally furnished to the Premises by Landlord under Section 9.1.

         Landlord shall have the right to install supplementary air-conditioning units or other facilities at locations in the Premises reasonably approved by Tenant, including supplementary or additional metering devices. Within thirty
(30) days after billing by Landlord, Tenant shall pay Landlord's actual cost for such supplementary facilities, including the cost of (a) installation, operation, and maintenance; and (b) increased wear and tear on existing equipment.

         If Tenant uses water, electricity, heat, or air-conditioning in excess of that required to be supplied by Landlord under Section 9.1, Tenant shall pay to Landlord, within thirty (30) days after billing, Landlord's actual cost of providing such excess service, without profit or overhead but including the cost of (a) installation, operation, and maintenance of equipment installed to supply the excess service; and (b) increased wear and tear on existing equipment caused by Tenant's excess consumption. Landlord may install devices to separately meter any increased use. Within thirty (30) days after billing by Landlord, Tenant shall pay the increased cost directly to Landlord, including the cost of the additional metering devices.

         Tenant's use of electricity shall never exceed the capacity of the feeders serving the Building and Premises or the risers or wiring installation. Landlord and Tenant agree that Tenant's use shall not be considered to exceed such capacity as long as Tenant's use of lighting fixtures and incidental use equipment in the Premises does not exceed 20 watts of connected load per rentable square foot of the Premises to the applicable bus riser. If Tenant wishes to use heat, ventilation, or air-conditioning during hours other than those for which Landlord is obligated to supply such utilities under Section 9.1, Tenant shall give Landlord reasonable prior notice of Tenant's desired use, and Landlord shall supply such utilities to Tenant at an hourly cost to Tenant as shall be calculated to reimburse Landlord for Landlord's actual cost of supplying such utilities, without profit or overhead but including the cost of increased wear and tear on existing equipment caused by such non-Building-Hour use. Amounts payable by Tenant to Landlord under this Section 9.2 for use of additional utilities and services shall be considered Additional Rent under this Lease and shall be billed on a monthly basis.

         9.3 Interruption of Utilities. Except as provided in Section 21.7.2, Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services) or for diminution in the quality or quantity of any service when the failure, delay, or diminution is entirely or partially caused by:

                (a) Repairs, replacements, or improvements; (b) strike, lockout, or other labor trouble; (c) inability to secure electricity, gas, water, or other fuel at the Building after reasonable effort to do so; (d) accident or casualty; (e) act or Default of Tenant or other parties; or (f) any other cause beyond Landlord's reasonable control.

Such failure, delay, or diminution shall not be considered to constitute an eviction or a disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease, subject to Section 21.7.2.

         Landlord shall not be liable under any circumstances for a loss of or injury to property or for injury to or interference with Tenant's business, including loss of profits through, in connection with, or incidental to a failure to furnish any of the utilities or services under this Article 9. Landlord may comply with mandatory or voluntary controls or guidelines promulgated by any government entity relating to the use or conservation of energy, water, gas, light, or electricity or the reduction of automobile or other emissions without creating any liability of Landlord to Tenant under this Lease, subject to Section 21.7.2, as long as compliance with voluntary controls or guidelines does not materially and unreasonably interfere with Tenant's use of the Premises.

                                   Article 10
                            REPAIRS AND MAINTENANCE

         10.1 Tenant's Repair and Maintenance Obligations. Subject to Articles 14 and 15, and except as provided in Section 10.2, Tenant shall, at Tenant's sole expense and in accordance with the terms of this Lease (including
Article 11), repair and maintain in good order and condition (reasonable wear and tear excepted) the interior of the entire Premises, including without limitation all heating, ventilation, air conditioning, plumbing, electricity, life safety, rest rooms, lavatories, and other Building systems located within the Premises.

         Despite the foregoing, if Landlord is responsible for construction of the improvements under the Leasehold Improvement Agreement, Tenant shall not be responsible for the repair of any latent defects in such improvements that Landlord was required to construct to the extent that such defects existed as of the Lease Commencement Date and were of such a nature that Tenant could not normally discover them in the exercise of reasonable diligence in Tenant's inspection of the Premises on or before the Lease Commencement Date and are reported to Landlord within one (1) year after the Commencement Date. Any repair and maintenance work affecting the Building systems shall be performed only by the contractor used by Landlord in the Real Property for such work, unless that contractor is unwilling or unable to perform the work, in which event Tenant may use the services of another qualified contractor reasonably approved by Landlord. Landlord may, but need not, make such repairs and maintenance if:

                 (a) Tenant fails to perform any repair and maintenance obligation within thirty (30) days after written notice by Landlord to Tenant of the need for such repairs and maintenance; or

                 (b) Tenant fails to commence any repair and maintenance obligation for which the reasonable completion period exceeds thirty (30) days, and to diligently prosecute this obligation to completion.

Within thirty (30) days after a written demand from Landlord (including a reasonably particularized statement), Tenant shall pay Landlord Landlord's reasonable, actual, out-of-pocket costs incurred in connection with the repairs and maintenance plus interest at the Lease Rate from the date these costs are incurred until the date of Tenant's repayment. Despite any other provision of this Section 10.1, in the event of an emergency Landlord shall have the right to perform any Tenant repair and maintenance obligation that Tenant fails to perform promptly. Within thirty (30) days after written demand (including a reasonably particularized statement), Tenant shall pay Landlord Landlord's reasonable costs incurred in connection with the repair and maintenance obligation.

         10.2 Landlord's Repair and Maintenance Obligations. Subject to Articles 14 and 15, Landlord shall, as part of the Operating Expenses (to the extent permitted by Article 4), repair and maintain in good order and condition (reasonable wear and tear excepted):

                 (a) All portions of the Building that are outside the Premises, including the structural portions of the Premises, areas and building systems above the ceiling of the Premises and on the inside of each of the walls to the Premises, the roof and foundations, the life safety systems, and any maintenance of perimeter walls, including glazing of exterior windows; b) All other Common Areas located on the Real Property.

Repairs shall be made promptly after written notice from Tenant or other actual notice to Landlord of the need for such repair to keep the applicable portion of the Premises, Building, Real Property, and other items in the condition described in this clause. Landlord shall not be in Default of its repair and maintenance obligations under this Section 10.2 if Landlord performs the repairs and maintenance within thirty (30) days after written notice by Tenant to Landlord of the need for such repairs and maintenance, except that in the event Tenant notifies Landlord that repairs are required on an emergency basis to prevent injury to persons, significant damage to property, or material interference with Tenant's operation of its business, then Landlord shall commence the repair as soon as is reasonably possible. If, due to the nature of the particular repair or maintenance obligation, more than thirty (30) days are reasonably required to complete it, Landlord shall not be in Default under this
Section 10.2 if Landlord begins work within this thirty-day (30-day) period and diligently prosecutes this work to completion. Except as provided in Section 21.7.2, no abatement of rent and no liability of Landlord shall result for any injury to or interference with Tenant's business arising from the making of or failure to make any repairs, replacements, alterations, or improvements in or to any portion of the Premises, Building, Real Property, fixtures, appurtenances, or equipment. Tenant waives and releases its rights, including its right to make repairs at Landlord's expense, under California Civil Code Sections 1941-1942 or any similar law, statute, or ordinance now or hereafter in effect.

                                   Article 11
                           ALTERATIONS AND ADDITIONS

         11.1 Landlord's Consent to Alterations. Tenant may not make any improvements, alterations, additions, or changes to the Premises
("Alterations") without obtaining Landlord's prior written consent.

                 11.1.1. Consent Procedure. Tenant shall request such consent by written notice to Landlord, which must be accompanied by the plans and specifications for the proposed work. Landlord shall either give or withhold its consent within fifteen (15) days of the receipt by Landlord of Tenant's request for consent.

                 11.1.2. Reasonable Consent. Landlord shall not unreasonably withhold its consent to proposed Alterations. The Alterations for which Landlord may reasonably withhold consent include but are not limited to those that would or could:

                              (a)  Affect the structure of the Building; (b)
affect the Building systems of the Building; (c) result in Landlord's being required under Laws and Orders to perform any work that Landlord could otherwise avoid or defer ("Additional Required Work"), unless Tenant agrees in writing to pay for the entire cost of the design and construction of the Additional Required Work; (d) result in a material increase in the demand for utilities or services that Landlord is required to provide, unless Tenant agrees to pay the additional cost; or (e) cause an increase in the premiums for hazard or liability insurance carried by Landlord, unless Tenant agrees to pay the amount of the increase in premiums.

                 11.1.3. Costs of Review. If it is reasonably necessary for Landlord to obtain the assistance of architects, engineers, or other consultants to evaluate the proposed Alterations, Tenant shall reimburse Landlord for amounts paid by Landlord for the reasonable fees and costs of those consultants in reviewing the proposed Alterations.

                 11.1.4. Minor Alterations. Despite any other provision of this Section 11.1 but subject to all other provisions of this Article 11, Tenant shall be permitted to make Alterations to the interior improvements of the Premises without Landlord's prior written consent but only if:

                              (a)  At least fifteen (15) days before
construction is begun, Tenant gives Landlord written notice of the nature and extent of the intended Alterations, specifying the contractor that Tenant intends to use; (b) the proposed Alterations do not affect the exterior appearance or structure of the Building or the Building systems or otherwise require a building permit; (c) the proposed Alterations could not result in Landlord's being required to perform any Additional Required Work; (d) the proposed Alterations do not involve the installation of stairways, vaults, or other equipment or improvements that would cost more to remove than ordinary improvements for general office use; (e) the proposed Alterations do not involve or affect any asbestos or asbestos-containing materials in the Building; and (f) the particular Alteration, together with all other Alterations made within twelve (12) months of the particular Alteration, does not cost more than Twenty Thousand Dollars ($20,000) in the aggregate.

                 11.1.5. Removal of Alterations. When Tenant requests Landlord's consent to a proposed Alteration, or before the commencement of any Alteration for which Landlord's consent is not required, Tenant may ask Landlord in writing whether Landlord will require that the Alteration be removed on expiration or earlier termination of the Lease Term. Landlord shall respond to this inquiry in writing within fifteen (15) days. If Landlord states in its response that it will not require removal, Tenant shall not be required to remove this Alteration.

         11.2 Compliance of Alterations With Laws and Insurance Requirements. Tenant shall cause all Alterations to comply with the following:

                 (a) Applicable Laws and Orders; and (b) applicable requirements of a fire-rating bureau.

         Tenant shall also comply with those requirements in the course of constructing the Alterations. Before beginning construction of any Alteration, Tenant shall obtain a valid building permit and any other permits that may be required by any government entity having jurisdiction over the Premises. Tenant shall provide copies of those permits to Landlord before the work begins.

         Tenant shall, at Tenant's sole expense, perform any Additional Required Work which shall be subject to the same requirements as any Alteration. If any Additional Required Work must be performed outside the Premises, Landlord may elect to perform that work at Tenant's expense.

         11.3 Manner of Construction. Tenant shall build Alterations entirely within the Premises and in conformance with Landlord's construction rules and regulations, using only contractors and subcontractors reasonably approved in writing by Landlord. All work relating to any Alterations shall be done in a good and workmanlike manner, using new materials equivalent in quality to those used in the construction of the initial improvements to the Premises. All work shall be diligently prosecuted to completion.

         Tenant shall ensure that all work is performed in a manner that does not obstruct access to or through the Real Property or its Common Areas and that does not interfere either with other tenants' use of their premises or with any other work being undertaken or the Real Property. Tenant shall take all measures necessary to ensure that labor peace is maintained at all times.

         Within twenty (20) days after completion of any Alterations, Tenant shall deliver to Landlord a reproducible copy of the drawings of Alterations as built.

         11.4 Payment for Improvements. Tenant shall promptly pay all charges and costs incurred in connection with any Alteration, as and when required by the terms of any agreements with contractors, designers, or suppliers. At least seven (7) days before beginning construction of any Alteration, Tenant shall give Landlord written notice of the expected commencement date of that construction to permit Landlord to post and record a notice of nonresponsibility.

         On completion of any Alteration, Tenant shall:

                 (a) Cause a timely notice of completion to be recorded in the office of the recorder of the county in which the Building is located, in accordance with Civil Code Section 3093 or any successor statute;

                 (b) Deliver to Landlord evidence of full payment and final unconditional waivers of all liens for labor, services, or materials; and

                 (c) Reimburse Landlord for any actual expenses paid to third parties or for additional expenses reasonably incurred by Landlord in connection with the construction of any Alteration (in addition to the expenses described in Section 11.1.3).

         11.5 Construction Insurance. Before construction begins, Tenant shall deliver to Landlord reasonable evidence that damage to, or destruction of, the Alterations during construction will be covered either by the policies that Tenant is required to carry under Article 13 or by a policy of builder's all-risk insurance in an amount approved by Landlord.

         If Landlord requires Tenant to provide builder's all-risk insurance for the proposed Alterations, Tenant shall provide a copy of the policy, any endorsements, and an original certificate of insurance that complies with
Section 13.9.3.

         Tenant shall cause each contractor and subcontractor to maintain all workers' compensation insurance required by law and liability insurance (including property damage) in amounts reasonably required by Landlord. Tenant shall provide evidence of that insurance to Landlord before construction begins.

         11.6    Landlord's Property.

         By written notice to Tenant at least either sixty (60) days before expiration of the Lease Term or fifteen (15) days after any earlier termination of this Lease, Landlord may require Tenant, at Tenant's sole expense, to remove any Alterations specified by Landlord and restore the Premises to their configuration and condition before the Alterations were made (unless Landlord previously notified Tenant that such removal would not be required, under
Section 11.1.5). If Tenant fails to complete that restoration before expiration of the Lease Term or, in the case of earlier termination, within fifteen (15) days after written notice from Landlord requesting the restoration, Landlord may do so and charge the cost of the restoration to Tenant.

         11.7 Initial Improvements. The construction of the initial improvements to the Premises shall be governed by the terms of the Leasehold Improvement Agreement, attached to this Lease as Exhibit B, and not the terms of this Article 11.

                                   Article 12
                             COVENANT AGAINST LIENS

         Tenant shall not be the cause of any liens or allow such liens to exist, attach to, be placed on, or encumber Landlord's or Tenant's interest in the Premises, Building, or Real Property by operation of law or otherwise. Tenant shall not suffer or permit any lien of mechanics, material suppliers, or others to be placed against the Premises, Building, or Real Property with respect to work or services performed or claimed to have been performed for Tenant or materials furnished or claimed to have been furnished to Tenant or to the Premises on behalf of or for the benefit of Tenant. Landlord has the right at all times to post and keep posted on the Premises any notice that it considers necessary for protection from such liens.

         If any such lien attaches or Tenant receives notice of any such lien, Tenant shall cause the lien to be released and removed of record within ten (10) days after Landlord's demand. Despite any other provision of this Lease, if the lien is not released and removed within ten (10) days after Landlord delivers notice of the lien to Tenant, Landlord may immediately take all action necessary to release and remove the lien, without any duty to investigate the validity of it. All expenses (including reasonable attorney fees) incurred by Landlord in connection with release of the lien shall be considered Additional Rent under this Lease and be immediately due and payable by Tenant.

                                   Article 13
                  EXCULPATION, INDEMNIFICATION, AND INSURANCE

         13.1 Definition of "Tenant Parties" and "Landlord Parties." For purposes of this Article 13, the term "Tenant Parties" refers singularly and collectively to Tenant and Tenant's officers, directors, shareholders, partners, trustees, members, agents, employees, and independent contractors as well as to all persons and entities claiming through any of these persons or entities. The term "Landlord Parties" refers singularly and collectively to Landlord and Landlord's officers, directors, shareholders, partners, trustees, members, agents, employees, and independent contractors as well as to all persons and entities claiming through any of these persons or entities.

         13.2    Exculpation.

                 13.2.1. Exculpation. To the fullest extent permitted by law, Tenant, on its behalf and on behalf of all Tenant Parties, waives all claims (in law, equity, or otherwise) against Landlord Parties arising out of, knowingly and voluntarily assumes the risk of, and agrees that Landlord Parties shall not be liable to Tenant Parties for any of the following to the extent the same occur on or about the Premises:

                              (a)  The injury or death of any person; or

                              (b) The loss of, injury or damage to, or
destruction of any tangible or intangible property, including the resulting loss of use, economic losses, and consequential or resulting damage of any kind from any cause.

         This exculpation clause shall not apply to claims against Landlord Parties to the extent that a final judgment of a court of competent jurisdiction establishes that the injury, loss, damage, or destruction was proximately caused by Landlord Parties' negligence, fraud, willful injury to person or property, or violation of law.

         13.3    Indemnification.

                 13.3.1. Tenant's Indemnification of Landlord Parties. To the fullest extent permitted by law but subject to this Section 13.3, Tenant shall, at Tenant's sole expense and with counsel reasonably acceptable to Landlord, indemnify, defend, and hold harmless Landlord Parties from and against all Claims, as defined in Section 13.3.2, from any cause arising out of or relating (directly or indirectly) to this Lease, the tenancy created under this Lease, or the Premises, including:

                              (a)  The use or occupancy, or manner of use or
occupancy, of the Premises or Real Property by Tenant Parties;

                              (b)  Any act, error, omission, or negligence of
Tenant Parties in, on, or about the Real Property;

                              (c)  Tenant's conducting of its business;

                              (d)  Any alterations, activities, work, or things
done, omitted, or permitted by Tenant Parties in, at, or about the Premises or Real Property, including the violation of or failure to comply with any applicable laws, statutes, ordinances, standards, rules, regulations, orders, decrees, or judgments in existence on the Lease Commencement Date or enacted, promulgated, or issued after the date of this Lease, except to the extent that compliance with such legal requirements is expressly made the responsibility of Landlord in Article 7 or 10, and

                              (e)  Any breach or Default in performance of any
obligation on Tenant's part to be performed under this Lease.

                 13.3.2. Definition of Claims. For purposes of this Lease, "Claims" means any and all claims, losses, costs, damage, expenses, liabilities, liens, actions, causes of action (whether in tort or contract, law or equity, or otherwise), charges, assessments, fines, and penalties of any kind (including consultant and expert expenses, court costs, and attorney fees actually incurred).

                 13.3.3. Type of Injury or Loss. This indemnification extends to and includes Claims for:

                              (a)  Injury to any persons (including death at
any time resulting from that injury);

                              (b)  Loss of, injury or damage to, or destruction
of tangible property (including all loss of use resulting from that loss, injury, damage, or destruction); and

                              (c)   Economic losses and consequential or
resulting damage.

                 13.3.4. Indemnification; Consequential Damages. Despite any other provision of this Lease:

                              (a)  Tenant's indemnification in Section 13.3.1
shall not apply to any Claim caused by or arising out of the negligence of Landlord Parties or to the extent that a Claim against Landlord Parties actually arises out of the misconduct of Landlord Parties; and

                              (b)  Nothing in this Lease shall impose any
obligation on Landlord to be responsible or liable for, and Tenant releases Landlord from all liability for, consequential damages suffered by Tenant.

                 13.3.5. Relationship of Indemnity to Other Lease Obligations. Tenant's agreement to indemnify Landlord under this Article 13 are not intended to and shall not:

                              (a)  Restrict, limit, or modify the parties'
respective insurance and other obligations under this Lease, such indemnity covenants being independent of the parties' insurance and other obligations;

                              (b)   Be restricted, limited, or modified by
compliance with their respective insurance requirements and other obligations under this Lease;

                              (c)   Relieve any insurance carrier of its
obligations under policies required to be carried under this Lease, to the extent that such policies cover, or if carried would have covered, the matters subject to the parties' respective indemnification obligations; or

                              (d)   Supersede any inconsistent agreement of the
parties set forth in any other provision of this Lease.

                 13.3.6. Attorney Fees. The prevailing party shall be entitled to recover its actual attorney fees and court costs incurred in enforcing the indemnification clauses set forth in this Section 13.3.

         13.4 Compliance With Insurer Requirements. Tenant shall, at Tenant's sole expense, comply with all reasonable requirements, guidelines, rules, orders, and similar mandates and directives in effect on the Lease Commencement Date that (a) have been disclosed to Tenant by Landlord and (b) pertain to Tenant's business operations, conduct, or use of the Premises and the Building, whether imposed by Tenant's insurers, Landlord's insurers, or both. If Tenant's business operations, conduct, or use of the Premises, other than for normal office purposes, later cause any increase in the premium for any insurance policies carried by Landlord, Tenant shall, within ten (10) Business Days after receipt of written notice from Landlord, reimburse Landlord for the increase. Tenant shall, at Tenant's sole expense, comply with all rules, orders, regulations, or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and of any similar body in effect during the term of this Lease and any renewal term that (a) have been disclosed to Tenant by Landlord and (b) pertain to Tenant's business operations, conduct, or use of the Premises or the Building.

         13.5 Tenant's Liability Coverage. Tenant shall, at Tenant's sole expense, maintain the coverages set forth in this Section 13.5.

                 13.5.1. Commercial General Liability Insurance. Tenant shall obtain commercial general liability insurance written on an "occurrence" policy form, covering bodily injury, property damage, personal injury, and advertising injury arising out of or relating (directly or indirectly) to Tenant's business operations, conduct, assumed liabilities, or use or occupancy of the Premises or the Building.

                 13.5.2. Broad Form Coverage. Tenant's liability coverage shall include all the coverages typically provided by the Broad Form Comprehensive General Liability Endorsement, including broad form property damage coverage (which shall include coverage for completed operations). Tenant's liability coverage shall further include premises-operations coverage, owners and contractors protective (OCP) coverage (when reasonably required by Landlord), and the broadest available form of contractual liability coverage. It is the parties' intent that Tenant's contractual liability coverage provide coverage to the maximum extent possible of Tenant's indemnification obligations under this Lease.

                 13.5.3. Primary Insured. Tenant shall be the first or primary named insured.

                 13.5.4. Additional Insureds. Landlord and any lender of Landlord shall be named by endorsement as additional insureds under Tenant's general liability coverage. The additional insured endorsement must be on ISO Form CG 20 11 11 85 or an equivalent reasonably acceptable to Landlord.

                 13.5.5. Cross-Liability; Severability of Interests. Tenant's general liability policies shall be endorsed as needed to provide cross-liability coverage for Tenant, Landlord, and any lender of Landlord and to provide severability of interests.

                 13.5.6. Primary Insurance Endorsements for Additional Insureds. Tenant's general liability policies shall be endorsed as needed to provide that the insurance afforded by those policies to the additional insureds is primary and that all insurance carried by Landlord Parties is strictly excess and secondary and shall not contribute with Tenant's liability insurance.

                 13.5.7. Scope of Coverage for Additional Insureds. The coverage afforded to Landlord and any lender of Landlord must be at least as broad as that afforded to Tenant and may not contain any terms, conditions, exclusions, or limitations applicable to Landlord or any lender of Landlord that do not apply to Tenant.

                 13.5.8. Delivery of Certificate, Policy, and Endorsements. Before the Lease Commencement Date, Tenant shall deliver to Landlord the endorsements referred to in this Section 13.5 as well as a certified copy of Tenant's liability policy or policies and an original certificate of insurance, executed by an agent of the insurer or insurers, evidencing compliance with the liability insurance requirements. Tenant shall obtain a certificate that provides for no less than thirty (30) days' advance written notice to Landlord from the insurer or insurers of any cancellation, nonrenewal, or material change in coverage or available limits of liability and that shall confirm compliance with the liability insurance requirements in this Lease.

                 13.5.9. Concurrency of Primary, Excess, and Umbrella Policies. Tenant's liability insurance coverage may be provided by a combination of primary, excess, and umbrella policies, but those policies must be absolutely concurrent in all respects regarding the coverage afforded by the policies. The coverage of any excess or umbrella policy must be at least as broad as the coverage of the primary policy.

                 13.5.10. Liability Limits. The minimum acceptable limits of liability for Tenant's liability insurance are set forth in Summary
Section 10.

                 13.5.11. "Per Location" Endorsement. Tenant shall, at Tenant's sole expense, procure a "per location" endorsement or equivalent reasonably acceptable to Landlord so that the general aggregate and other limits apply separately and specifically to the Premises.

                 13.5.12. Survival of Insurance Requirements. Tenant shall, at Tenant's sole expense, maintain in full force and effect the liability insurance coverages required under this Lease and shall maintain Landlord Parties and any lender specified by Landlord as additional insureds, as required by Section 13.5.4 of this lease, for a period of no less than two
(2) years after expiration or earlier termination of this Lease.

         13.6 Tenant's Workers' Compensation and Employer Liability Coverage. Tenant shall procure and maintain workers' compensation insurance as required by law.

         13.7 Tenant's First Party Insurance. Tenant shall, at Tenant's sole expense, procure and maintain the first party insurance coverages described in this Section 13.7.

                 13.7.1. Property Insurance. Tenant shall procure and maintain property insurance coverage for all office furniture, trade fixtures, office equipment, merchandise, and all other items of Tenant's property in, on, at, or about the Premises and the Building, including property installed by, for, or at the expense of Tenant but excluding:

                              (a)  "Tenant Improvements," as defined in the
Leasehold Improvement Agreement; and

                              (b)  Other improvements, betterments,
alterations, and additions to the Premises that are insured by Landlord under this Lease.

                 Tenant's property insurance shall fulfill the following requirements:

                              (a) It must be written on the broadest available
"all-risk" (special-causes-of-loss) policy form or an equivalent form acceptable to Landlord;

                              (b)   It must include an agreed-amount
endorsement for no less than one hundred (100) percent of the full replacement cost (new without deduction for depreciation) of the covered items and property; and

                              (c)   The amounts of coverage must meet any
coinsurance requirements of the policy or policies.

                 It is the parties' intent that Tenant shall structure its property insurance program so that no coinsurance penalty shall be imposed and there shall be no valuation shortfalls or disputes with any insurer or with Landlord. Tenant's property insurance coverage shall include vandalism and malicious mischief coverage, sprinkler leakage coverage, and earthquake sprinkler leakage coverage.

                 Landlord shall maintain full replacement cost property insurance coverage for the "Tenant Improvements," as defined in the Leasehold Improvement Agreement, and for all other improvements, betterments, alterations, and additions to the Premises approved in writing by Landlord.

                 13.7.2. Business Income and Extra Expense Coverage. Tenant shall further procure and maintain business income (business interruption) insurance and extra expense coverage with coverage amounts that shall reimburse Tenant for all direct or indirect loss of income and charges and costs incurred arising out of all perils insured against by Tenant's property insurance coverage, including prevention of, or denial of use of or access to, all or part of the Premises or the Building, as a result of those perils.

                 The business income and extra expense coverage shall provide coverage for no less than twelve (12) months of the loss of income, charges, and costs contemplated under the Lease and shall be carried in amounts necessary to avoid any coinsurance penalty that could apply. The business income and extra expense coverage shall be issued by the insurer that issues Tenant's other first party coverage.

         13.8 Other Insurance Coverage. Once every three (3) years during the Lease Term and on the commencement of any renewal term, Landlord shall have the right to engage insurance consultants to review the insurance coverages maintained by Tenant. If, in the opinion of those consultants, any aspect of Tenant's general liability, property, or other insurance program is inadequate to protect the interests of Landlord, as contemplated by this Article 13, Tenant shall, at its sole expense, comply promptly with the consultant's recommendations. Tenant, however, shall not be required to procure or maintain other or further coverages that are:

                 (a) Beyond those typically maintained by similarly situated parties leasing reasonably similar amounts and types of space for use in comparable buildings in the same submarket; or

                 (b)  Not available at commercially reasonable rates.

         13.9    Form of Policies and Additional Requirements.

                 13.9.1. Insurance Independent of Exculpation and Indemnification. Tenant's insurance obligations set forth in Sections 13.4-
13.10 are independent of Tenant's exculpation, indemnification, and other obligations under this Lease and shall not be construed or interpreted in any way to restrict, limit, or modify Tenant's exculpation, indemnification, or other obligations or to limit Tenant's liability under this Lease.

                 13.9.2. Form of Policies. In addition to the requirements set forth in Section 13.5.8, the insurance required of Tenant under this
Article 13 must:

                              (a)  Name Landlord and any other party Landlord
specifies by endorsement as an additional insured;

                              (b)  Be issued by an insurance company with a
rating of no less than A-X in the current Best's Insurance Guide, or that is otherwise acceptable to Landlord, and admitted to engage in the business of insurance in the State of California;

                              (c) Be primary insurance for all claims under it
and provide that any insurance carried by Landlord Parties and Landlord lenders is strictly excess, secondary, and noncontributing with any insurance carried by Tenant; and

                              (d)  Provide that insurance may not be canceled,
nonrenewed, or the subject of material change in coverage or available limits of coverage, except on thirty (30) days' prior written notice to Landlord and Landlord's lenders.

                 13.9.3. Tenant's Delivery of Policy, Endorsements, and Certificates. Tenant shall deliver the policy or policies, along with any endorsements to them and certificates required by this Article 13, to Landlord:

                              (a)  On or before the Lease Commencement Date;

                              (b)  At least thirty (30) days before the
expiration date of any policy; and

                              (c)  On renewal of any policy.

                 13.9.4. Blanket Insurance. Tenant shall be permitted to provide the insurance required under this Lease by obtaining a blanket policy or policies to be maintained by Tenant. The coverages afforded to Landlord and Landlord's lenders under this Lease shall in no way be limited, diminished, or reduced under such blanket policy or policies.

         13.10    Waiver of Subrogation.   Landlord and Tenant agree to cause
the insurance companies issuing their respective property (first party) insurance to waive any subrogation rights that those companies may have against Tenant or Landlord, respectively, as long as the insurance is not invalidated by the waiver. If the waivers of subrogation are contained in their respective insurance policies, Landlord and Tenant waive any right that either may have against the other on account of any loss or damage to their respective property to the extent that the loss or damage is insured under their respective insurance policies.

         13.11 Disclosures Regarding Real Property. The Real Property and the Premises are located in a special studies zone as designated under the Alquist-Priolo Special Studies Zone Act (California Public Resources Code Section Section 2621-2630) and is located within a special Flood Hazard Area as set forth on a Federal Emergency Management Agency "Flood Insurance Rate Map" or "Flood Hazard Boundary Map" (12 CFR Section 339.6).

                                   Article 14
                             DAMAGE AND DESTRUCTION

         14.1 Repair of Damage by Landlord. Tenant agrees to notify Landlord in writing promptly of any damage to the Premises resulting from fire, earthquake, or any other identifiable event of a sudden, unexpected, or unusual nature ("Casualty"). If the Premises are damaged by a Casualty, any Common Areas of the Real Property providing access to the Premises are damaged to the extent that Tenant does not have reasonable access to the Premises, and if neither Landlord nor Tenant has elected to terminate this Lease under this
Article 14, Landlord shall promptly and diligently restore such Common Areas, and the Tenant Improvements originally constructed by Landlord, to substantially the same condition as existed before the Casualty, except for modifications required by building codes and other laws.

         14.2 Repair Period Notice. Landlord shall, within thirty (30) days after the date of the Casualty, provide written notice to Tenant indicating the anticipated period for repairing the Casualty ("Repair Period Notice"). The Repair Period Notice shall be accompanied by a certified statement executed by the contractor retained by Landlord to complete the repairs or, if Landlord has not retained a contractor, a licensed contractor not affiliated with landlord, certifying the contractor's opinion about the anticipated period for repairing the Casualty. The Repair Period Notice shall also state, if applicable, Landlord's election either to repair or to terminate the Lease under Section 14.3.

         14.3 Landlord's Option To Terminate or Repair. Landlord may elect either to terminate this Lease or to effectuate repairs if:

                 (a) The Repair Period Notice estimates that the period for repairing the Casualty exceeds one-hundred and eighty (180) days from the date of the Casualty;

                 (b) The estimated repair cost of the Premises or the Building, even though covered by insurance, exceeds fifty percent (50%) of the full replacement cost; or

                 (c) Insurance proceeds actually received by Landlord are insufficient to pay for at least 95% of the total cost of restoration.

         Landlord's election shall be stated in the Repair Period Notice. Despite any other provision of this Article 14, Landlord may not elect to terminate this Lease under this Article unless Landlord elects also to terminate the Leases of all similarly situated Tenants, provided that Landlord has the right under each applicable lease to terminate based on the extent of the Casualty.

         14.4 Tenant's Option To Terminate. If the Repair Period Notice provided by Landlord indicates that the anticipated period for repairing the Casualty exceeds two-hundred and seventy (270) days, Tenant may elect to terminate this Lease by providing written notice ("Tenant's Termination Notice") to Landlord within thirty (30) days after receiving the Repair Period Notice. If Tenant does not elect to terminate within this thirty-day (30-day) period, Tenant shall be considered to have waived the option to terminate.

         14.5 Rent Abatement Due to Casualty. Landlord and Tenant agree that Tenant's Rent shall be fully abated during the period beginning on the later of (a) the date of the Casualty or (b) the date on which Tenant ceases to occupy the Premises and ending on the date of substantial completion of Landlord's restoration obligations as provided in this Article 14 ("Abatement Period"). If, however, Tenant is able to occupy or does occupy a portion of the Premises, Rent shall be abated during the Abatement Period only for the portion of the Premises not able to be occupied by Tenant. Subject to Section 14.4, the Rent abatement provided in this Section 14.5 is Tenant's sole remedy due to the occurrence of the Casualty. Landlord shall not be liable to Tenant or any other person or entity for any direct, indirect, or consequential damage (including lost profits of Tenant or loss of or interference with Tenant's business), whether or not caused by the negligence of Landlord or Landlord's employees, contractors, licensees, or invitees, due to, arising out of, or as a result of the Casualty (including but not limited to the termination of the Lease in connection with the Casualty). Tenant agrees to maintain business interruption insurance in amounts and with coverage no less than that required by Section
13.7.2 to provide coverage regarding such matters.

         14.6    Damage Near End of Term. Despite any other provision of this
Article 14, if the Premises is destroyed or damaged by a Casualty during the last twelve (12) months of the Lease Term, Landlord and Tenant shall each have the option to terminate this Lease by giving written notice to the other of the exercise of that option within thirty (30) days after that damage or destruction. If Tenant is not then in Default under this Lease, however, Tenant may negate Landlord's election to terminate under this Section 14.6 by electing, within ten (10) days after receipt of Landlord's termination notice, to exercise any unexercised option to extend this Lease. If Tenant negates Landlord's election, this Lease shall continue in effect unless Landlord has the right to, and elects to, terminate this Lease under Section 14.3.

         14.7 Effective Date of Termination; Rent Apportionment. If Landlord or Tenant elects to terminate this Lease under this Article 14 in connection with a Casualty, this termination shall be effective thirty (30) days after delivery of notice of such election. Tenant shall pay Rent, properly apportioned up to the date of the Casualty. After the effective date of the termination, Landlord and Tenant shall be discharged of all future obligations under this Lease, except for those provisions that, by their terms, survive the expiration or earlier termination of the Lease.

         14.8 Waiver of Statutory Provisions. The provisions of this Lease, including those in this Article 14, constitute an express agreement between Landlord and Tenant that applies in the event of any Casualty to the Premises, Building, or Real Property. Tenant, therefore, fully waives the provisions of any statute or regulation, including California Civil Code Sections 1932(2) and 1933(4), for any rights or obligations concerning a Casualty.

                                   Article 15
                                  CONDEMNATION

         15.1 Definition of "Condemnation." As used in this Lease, the term "Condemnation" means a permanent taking through (a) the exercise of any government power (by legal proceedings or otherwise) by any public or quasi-public authority or by any other party having the right of eminent domain ("Condemnor") or (b) a voluntary sale or transfer by Landlord to any Condemnor, either under threat of exercise of eminent domain by a Condemnor or while legal proceedings for condemnation are pending.

         15.2 Effect on Rights and Obligations. If, during the Lease Term or the period between the date of execution of this Lease and the date on which the Lease Term begins, there is any Condemnation of all or part of the Premises, Building, or Real Property on which the Premises and Building are constructed, the rights and obligations of the parties shall be determined under this Article 15, and Rent shall not be affected or abated except as expressly provided in this Article. Landlord shall notify Tenant in writing of any Condemnation within thirty (30) days after the later of (a) the filing of a complaint by Condemnor or (b) the final agreement and determination by Landlord and Condemnor of the extent of the taking ("Condemnation Notice").

         15.3    Termination of Lease.

                 15.3.1. Definition of "Termination Date." The "Termination Date" shall be the earliest of:

                              (a)  The date on which Condemnor takes possession
of the property that is subject to the Condemnation; (b) the date on which title to the property subject to the Condemnation is vested in Condemnor; (c) if Landlord has elected to terminate, the date on which Landlord requires possession of the property in connection with the Condemnation, as specified in written notice delivered to Tenant no less than thirty (30) days before that date; or (d) if Tenant has elected to terminate, thirty (30) days after Landlord's receipt of written notice of termination from Tenant.

                 If both Landlord and Tenant have elected to terminate under this Article 15, the Termination Date shall be the earliest of the dates described in Sections (a)-(c).

                 15.3.2. Automatic Termination. If the Premises are totally taken by Condemnation, this Lease shall terminate as of the Termination Date, and the Award shall be allocated between Landlord and Tenant in accordance with Section 15.5.

                 15.3.3. Landlord's Right To Terminate. Landlord shall have the option to terminate this Lease if:

                              (a)  Ten percent (10%) or more of the Rentable
Square Feet of the Building; (b) any portion of the Building or Real Property reasonably necessary for Landlord to operate the Building is taken through Condemnation, and Landlord also terminates the leases of all other similarly situated tenants (as reasonably determined by Landlord) in the Building; or (c) any other areas providing access to the Real Property are taken through Condemnation, and Landlord also terminates the leases of all other similarly situated tenants (as reasonably determined by Landlord) in the Building.

                 15.3.4. Tenant's Right To Terminate. Tenant shall have the option to terminate this Lease by providing thirty (30) days' written notice to Landlord if one or more of the following are taken through
Condemnation:

                              (a) Thirty percent (30%) or more of the Rentable
square feet of the Premises; or (b) any portion of the common area that provides Tenant with its primary access to the Premises and that, if taken, would materially impair Tenant's access to and business activities on the Premises during normal Business Hours.

                 Tenant's notice must be given within thirty (30) days after Tenant's receipt of the Condemnation Notice required by Section 15.2.

                 15.3.5. Tenant's Waiver. Tenant agrees that its rights to terminate this Lease due to partial Condemnation are governed by this Article
15. Tenant waives all rights it may have under California Code of Civil Procedure Section 1265.130, or otherwise, to terminate this Lease based on a partial Condemnation.

                 15.3.6. Proration of Rent. If this Lease is terminated under this Article 15, the termination shall be effective on the Termination Date, and Landlord shall prorate Rent to that date. Tenant shall be obligated to pay Rent for the period up to, but not including, the Termination Date as prorated by Landlord. Landlord shall return to Tenant prepaid Rent allocable to any period on or after the Termination Date.

         15.4 Effect of Condemnation if Lease Is Not Terminated. If any part of the Premises is taken by Condemnation and this Lease is not terminated:

                 (a) Rent shall be proportionately reduced based on the rentable square footage of the Premises taken; (b) Landlord shall, at Landlord's sole expense, accomplish all necessary restoration to the Premises and the Building resulting from the Condemnation; and (c) Rent shall be abated for the portion of the remaining Premises not usable by Tenant until Landlord completes the restoration.

         15.5    Allocation of Award.

                 15.5.1.      Landlord's Right to Award. Except as provided in
Section 15.5.2 in connection with a Condemnation:

                              (a)  Landlord shall be entitled to receive all
compensation and anything of value awarded, paid, or received in settlement or otherwise ("Award"); and (b) Tenant irrevocably assigns and transfers to Landlord all rights to and interests in the Award and fully releases and relinquishes any claim to, right to make a claim on, or interest in the Award.

                 15.5.2. Tenant's Right to Compensation. Despite Section 15.5.1, Tenant shall have the right to make a separate claim in the Condemnation proceeding for: (1) the taking of the unamortized or undepreciated value of any Alteration owned and paid for by Tenant that Tenant has the right to remove at the end of the Lease Term and that Tenant elects not to remove; (2) reasonable removal and relocation costs for any leasehold improvements that Tenant has the right to remove and elects to remove (if Condemnor approves of the removal); (3) relocation costs under Government Code
Section 7262, the claim for which Tenant may pursue by separate action independent of this Lease; and (4) the loss of good will.

         15.6 Temporary Taking. If a temporary taking of part of the Premises occurs through (a) the exercise of any government power (by legal proceedings or otherwise) by Condemnor or (b) a voluntary sale or transfer by Landlord to any Condemnor, either under threat of exercise of eminent domain by a Condemnor or while legal proceedings for condemnation are pending, Rent shall abate during the time of such taking in proportion to the portion of the Premises taken. The entire Award relating to the temporary taking shall be and remain the property of Landlord. Tenant irrevocably assigns and transfers to Landlord all rights to and interest in the Award and fully releases and relinquishes any claim to, right to make a claim on, and any other interest in the Award.

                                   Article 16
                           ASSIGNMENT AND SUBLEASING

         16.1    Restricted Transfers.

                 16.1.1. Consent Required; Definition of "Transfer." Except as otherwise provided in this Article 16, Tenant shall obtain Landlord's written consent before entering into or permitting any Transfer. A "Transfer" consists of any of the following, whether voluntary or involuntary, and whether effected by death, operation of law, or otherwise:

                              (a)  Any assignment, mortgage, pledge,
encumbrance, or other transfer of any interest in this Lease; (b) any sublease or occupancy of any portion of the Premises by any persons other than Tenant and its employees, invitees, guests, and agents; and (c) any of the changes (e.g., a change of ownership or reorganization) included in the definition of Transfer in Section 16.6.

Any person to whom any Transfer is made or sought to be made is a "Transferee."

                 16.1.2. Landlord's Remedies. If a Transfer fails to comply with this Article 16, Landlord may, at its option, do either or both of the following: (a) void the Transfer or (b) declare Tenant in Default under
Section 21.1. If Landlord declares Tenant in Default under Section 21.1, Tenant has thirty (30) days in which to cure the Default after receiving written notice of the Default from Landlord notwithstanding any contrary cure period specified in Section 21.1.

         16.2    Transfer Procedure.

                 16.2.1. Transfer Notice. Before entering into or permitting any Transfer, Tenant shall provide in writing to Landlord a "Transfer Notice" at least thirty (30) days before the proposed effective date of the Transfer. The Transfer Notice shall include all of the following:

                              (a)  Information regarding the proposed
Transferee, including the name, address, and ownership of Transferee; the nature of Transferee's business; and, if the Transferee will be an assignee of this Lease or a subtenant current financial statements of Transferee (certified by an officer, a partner, or an owner of Transferee); and

                              (b) All the material terms of the proposed
Transfer, including the consideration payable by Transferee, the portion of the Premises to be transferred ("Subject Space"), a general description of any planned alterations or improvements to the Subject Space that Tenant knows of, the proposed use of the Subject Space, the effective date of the Transfer, and a copy of all documentation concerning the proposed Transfer to the extent then available (with updates as soon as they are available).

                 Within ten (10) Business Days of receipt of the Transfer Notice, Landlord shall notify Tenant in writing if the Transfer Notice is complete. If it is not, Landlord shall inform Tenant what additional information is required to make the Transfer Notice complete. Within three (3) Business Days of receipt of any additional information Landlord requests from time to time, Landlord shall notify Tenant in writing if the Transfer Notice is complete. If Landlord fails to respond within the required time, the Transfer Notice shall be considered complete. Although Landlord may condition its consent to a Transfer on Landlord's reasonable approval of the final Transfer documentation, Landlord may not require such final documentation for completion of the Transfer Notice.

                 16.2.2. Transfer Fee. Within thirty (30) days after Landlord's written request, Tenant shall pay as Additional Rent any reasonable legal fees that Landlord incurs in reviewing and processing the Transfer Notice ("Transfer Fee") as long as Tenant shall not be required to pay more than $1,500 as a Transfer Fee in connection with any one Transfer;

                 16.2.3.      Limits of Consent. If Landlord consents to any
                    Transfer, the following limits apply:

                              (a) Landlord does not agree to waive or modify
                                  the terms and conditions of this Lease.

                              (b) Landlord does not consent to any further
                                  Transfer by either Tenant or Transferee.

                              (c) Tenant remains liable under this Lease, and
                                  any guarantor of the Lease remains liable under the guaranty.

                              (d) Tenant may enter into that Transfer in
                                  accordance with this Article 16 if:

                                  (1)  The Transfer occurs within six (6)
                                  months after Landlord's consent; (2) the Transfer is on substantially the same terms as specified in the Transfer Notice; and (3) Tenant delivers to Landlord, promptly after execution, an original, executed copy of all documentation pertaining to the Transfer in a form reasonably acceptable to Landlord (including Transferee's agreement to be subject and subordinate to the Lease and to assume Tenant's obligations under the Lease that arise after the date of the Transfer to the extent that they apply to the Subject Space). Landlord shall respond promptly after Tenant requests that Landlord approve the form of the Transfer documentation.

                              (e) If the Transfer occurs after six (6) months
or the terms of the Transfer have materially changed from those in the Transfer Notice, Tenant shall submit a new Transfer Notice under Section 16.2.1, requesting Landlord's consent. A material change is one the terms of which would have entitled Landlord to refuse to consent to the Transfer initially. A change to the economic terms of the Transfer that makes it more favorable to Transferee shall not, however, be considered a material change.

         16.3 Landlord's Consent. Landlord may not unreasonably withhold its consent to any proposed Transfer that complies with this Article 16.

                 16.3.1. Reasonable Grounds For Denying Consent. Reasonable grounds for denying consent include but are not limited to the following: (a) Transferee's character, reputation, business, or use is not consistent with the character or quality of the Building or the uses of other tenants in the Building; or (b) Transferee's financial condition is inadequate to support the Lease obligations of Transferee under the Transfer documents, after taking into account Tenant's continued financial liability under the Lease.

                 16.3.2. Unreasonable Grounds For Denying Consent. Notwithstanding anything to the contrary in Section 16.3.1, Transferree's financial condition shall not be a reasonable ground for denying consent if the requested Transfer is as a result of a sale of Tenant or its parent company, National Insurance Group, and the proposed Transferee is the purchasing entity; and either (a) if the proposed transfer will take place during the period covered by the Guaranty in Section 30.22, the Transferee has a net worth equal to that of Tenant at the time of execution of this Lease and an entity with a net worth equal to or greater than that of National Insurance Group at the time of execution of this Lease guarantees the Transferee's obligations and performance under the Lease in a form substantially similar to Exhibit F; or (b) if the proposed Transfer will take place after the period covered by the Guaranty in Section 30.22, the Transferee has a net worth of equal or greater value to that of Tenant at the time of execution of this Lease. For purposes of this Section 16.3.2, "net worth" shall be calculated according to Generally Accepted Accounting Principles.

                 16.3.3. Landlord's Written Response. Within ten (10) days after receiving the completed Transfer Notice, Landlord shall approve or disapprove the proposed Transfer in writing.

         16.4    Transfer Premium.

                 16.4.1. Transfer Premium Payment. As a reasonable condition to Landlord's consent to any Transfer, Tenant shall pay to Landlord fifty percent (50%) of any Transfer Premium, as defined in Section 16.4.2.

                 16.4.2. Definition of "Transfer Premium." "Transfer Premium" means all Rent and other consideration actually received by Tenant from Transferee (including key money and bonus money and any payment in excess of fair market value for services rendered by Tenant to Transferee or assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with the Transfer ("Transferee Rent")), after deducting:

                              (a)  The Rent payable by Tenant under this Lease
(excluding the Transfer Premium) for the Subject Space ("Tenant Rent"); (b) reasonable leasing commissions paid by Tenant; (c) other reasonable out-of-pocket costs paid by Tenant (including attorney fees, advertising costs, and expenses of readying the Subject Space for occupancy by Transferee); (d) any consideration paid by Tenant to Transferee or any third party to induce Transferee to consummate the Transfer; and (e) any losses Tenant has sustained due to the Subject Space being vacate for a period of time before the transfer.

                 16.4.3. Monthly Payment of Transfer Premium; Calculation. Tenant shall pay the Transfer Premium on a monthly basis, together with its payment of Additional Rent under Article 4. In calculating the Transfer Premium, Tenant shall first deduct all the Transfer Costs from any Transferee Rent received, provided that Transfer Costs referenced in clauses (b), (c) and
(d) above shall be amortized over the term of the Transfer.

                 16.4.4. Audit of Transfer Premium. Tenant shall allow Landlord to review and audit Tenant's books and records for the purpose of verifying Tenant's calculation of the Transfer Premium.

         16.5    Effect of Transfer.

                 16.5.1.      Right To Collect Rent.   If this Lease is
assigned, Landlord may collect Rent directly from Transferee. If all or part of the Premises is subleased and Tenant defaults, Landlord may collect Rent directly from Transferee. Landlord may then apply the amount collected from Transferee to Tenant's monetary obligations under this Lease. Collecting Rent from a Transferee or applying that Rent to Tenant's monetary obligations does not waive any provisions of this Article 16.

         16.6    Transfers of Ownership Interests and Other Organizational
Changes.

                 16.6.1. Change of Ownership; Reorganization. For purposes of this Article 16, "Transfer" also includes:

                              (a)  If Tenant is a partnership or limited
liability company, the transfer, within a twelve-month (12-month) period, of fifty percent (50%) or more of the partnership or membership interests; or the dissolution of the partnership or limited liability company without its immediate reconstitution.

                              (b)  For so long as Tenant is a closely held
corporation (i.e., one whose stock is not publicly held and not traded through an exchange or over the counter), the sale or other transfer, within a twelve-month (12-month) period, of more than an aggregate of fifty percent (50%) of the voting shares of Tenant (other than to immediate family members by reason of gift or death) or the dissolution, merger, consolidation, or other reorganization of Tenant. Notwithstanding anything to the contrary in this
Section 16.6.1, if Tenant is a closely held corporation, it shall not be a Transfer if Tenant's stock becomes publicly held and traded.

                 16.6.2. Permitted Transfers. Despite any other provision of this Lease, Landlord's consent is not required for any Transfer to an Affiliate, as defined in Section 16.6.3, as long as the following conditions are met:

                              (a)  Landlord receives written notice of the
Transfer (as well as any documents or information reasonably requested by Landlord regarding the Transfer or Transferee); and (b) Transferee assumes in writing all of Tenant's obligations under this Lease subject to the Transfer.

                 16.6.3. Definition of "Affiliate." An "Affiliate" means any entity that: (a) controls, is controlled by, or is under common control with Tenant; (b) is the transferee of all or substantially all of Tenant's assets or stock; or (c)results from the merger or consolidation of Tenant with another entity . "Control" means the direct or indirect ownership of more than fifty percent (50%) of the voting securities of an entity or possession of the right to vote more than fifty percent (50%) of the voting interest in the ordinary direction of the entity's affairs.

                                   Article 17
                             SURRENDER OF PREMISES

         17.1 Surrender of Premises. No act of either party or its authorized representatives shall constitute acceptance of a surrender of the Premises unless that intent is specifically acknowledged in a writing signed by both parties. At the option of Landlord, a surrender and termination of this Lease shall operate as an assignment to Landlord of all subleases or subtenancies. Landlord shall exercise this option by giving notice of that assignment to all subtenants within ten (10) days after the effective date of the surrender and termination.

         17.2 Removal of Tenant Property by Tenant. Upon expiration or termination of the Lease Term, Tenant shall quit the Premises and surrender possession to Landlord in accordance with this Section 17.2. Tenant shall leave the Premises in as good order and condition as when Tenant took possession of the Premises and as thereafter improved by Landlord or Tenant, except for reasonable wear and tear, obsolescence, and repairs that are specifically made the responsibility of Landlord and except as provided in Article 15.

         Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises:

                 (a) All debris and rubbish; (b) any items of furniture, equipment, freestanding cabinet work, and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises; and (c) any similar articles of any other persons claiming under Tenant that Landlord requires to be removed.

Tenant shall, at Tenant's sole option and expense, also remove from the Premises all fixtures and trade fixtures installed on the Premises by Tenant at its expense. Tenant shall, at Tenant's expense, repair all damage to the Premises and the Building resulting from that removal.

                                   Article 18
                                  HOLDING OVER

         18.1 Holdover Rent. If Tenant remains in possession of the Premises after expiration or earlier termination of this Lease without Landlord's consent, Tenant's continued possession shall be on the basis of a tenancy at sufferance and Tenant shall pay as rent during the first sixty (60) days of the holdover period an amount equal to one-hundred and twenty-five percent (125%) of the Base Rent and Additional Rent payable under this Lease for the last full month before the date of expiration or termination. For any holdover period in excess of sixty (60) days, Tenant shall pay an amount equal to one-hundred and fifty percent (150%) of the Base Rent and Additional Rent payable under this Lease for the last full month before the date of expiration or termination.

                                   Article 19
                             ESTOPPEL CERTIFICATES

         19.1 Obligation To Provide Estoppel Certificates. Within ten (10) Business Days after receipt of a written request by Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate. The certificate shall contain any information reasonably requested by and/or party or by any existing or prospective lender, mortgagee, or purchaser.

         19.2 Failure To Deliver. The failure of Tenant to execute or deliver an estoppel certificate in the required time period shall constitute an acknowledgment by Tenant that the statements requested in the estoppel certificate are true and correct, without exception. The failure by Tenant to execute or deliver an estoppel certificate or other document or instrument as required in this Article 19, for ten (10) Business Days after notice of such failure from the party requesting the certificate, document, or instrument, shall constitute a material breach of this Lease.

                                   Article 20
                 SUBORDINATION, NONDISTURBANCE, AND ATTORNMENT

         20.1 Automatic Subordination; Nondisturbance Agreement To Include Specified Terms. This Lease is subject and subordinate to: (a) the lien of any mortgages, deeds of trust, or other encumbrances ("Encumbrances") of the Real Property; (b) all present and future ground or underlying leases ("Underlying Leases") of the Real Property now or hereafter in force against the Real Property; (c) all renewals, extensions, modifications, consolidations, and replacements of the items described in Sections (a)-(b); and (d) all advances made or hereafter to be made on the security of the Encumbrances.

Despite any other provision of this Article 20, any Encumbrance holder or lessor may elect that this Lease shall be senior to and have priority over that Encumbrance or Underlying Lease whether this Lease is dated before or after the date of the Encumbrance or Underlying Lease. No such subordination shall be effective unless and until Landlord obtains from the holder of the Encumbrance placed against the premises a commercially-reasonable nondisturbance agreement in recordable form, providing that in the event of any foreclosure, sale under a power of sale, ground or master lease termination, or transfer in lieu of any of the foregoing, or the exercise of any other remedy under any such Encumbrance, Tenant's use, possession, and enjoyment of the Premises shall not be disturbed and this Lease shall continue in full force and effect as long as Tenant is not in Default.

         20.2 Subordination Agreement. If Tenant has received the nondisturbance agreement referred to in Section 20.1, Tenant shall, within ten
(10) Business Days after Landlord's request, execute any further instruments or assurances in recordable form that Landlord reasonably considers necessary to evidence or confirm the subordination or superiority of this Lease to any such Encumbrances or Underlying Leases. Tenant's failure to execute and deliver such instrument(s) shall constitute a Default under this Lease only if Landlord has first delivered the nondisturbance agreement to Tenant.

         20.3 Attornment. Tenant covenants and agrees to attorn to the transferee of Landlord's interest in the Real Property by foreclosure, deed in lieu of foreclosure, exercise of any remedy provided in any Encumbrance or Underlying Lease, or operation of law (without any deductions or setoffs) except as expressly provided in this Lease or in any nondisturbance agreement, if requested to do so by the transferee, and to recognize the transferee as the lessor under this Lease. The transferee shall not be liable for:

                 (a) Any acts, omissions, or Defaults of Landlord that occurred before the sale or conveyance; or

                 (b) The return of any security deposit except for deposits actually paid to the transferee and except as expressly provided in this Lease or in any nondisturbance agreement.

         20.4 Notice of Default; Right To Cure. Tenant agrees to give written notice of any default by Landlord to the holder of any prior Encumbrance or Underlying Lease. Tenant agrees that, before it exercises any rights or remedies under the Lease, the lienholder or lessor shall have the right, but not the obligation, to cure the default (either by itself or by a receiver for the Real Property) within the same time, if any, given to Landlord to cure the default, plus an additional thirty (30) days, except that (i) only ten (10) days shall be permitted in the case of a default in the payment of money from Landlord to Tenant; and (ii) in the event of an emergency, the lienholder or lessor shall be required to commence a cure as soon as is reasonably possible, and in the event the lender or lienholder fails to do so, Tenant shall have the right to cure to avoid the risk of in jury to persons, significant damage to property, or material interference with Tenant's operation of its business. Tenant agrees that this cure period shall be extended by the time necessary for the lienholder to begin foreclosure proceedings and to obtain possession of the Building or Real Property, as applicable, as long as the lienholder:

                 (a) Notifies Tenant, within twenty (20) days after receipt of Tenant's notice, of the lienholder's intention to effect this remedy; and

                 (b) Institutes immediate steps to effect this remedy or institutes immediate legal proceedings to appoint a receiver for the Real Property or to foreclose on or recover possession of the Real Property within the thirty-day (30-day) or ten-day (10-day) period and thereafter prosecutes the remedy or legal proceedings to completion with due diligence and continuity.

                                   Article 21
                             DEFAULTS AND REMEDIES

         21.1 Tenant's Default. The occurrence of any of the following shall constitute a Default by Tenant under this Lease ("Default"):

                 (a) Tenant's failure to pay when due any Rent required to be paid under this Lease if the failure continues for five (5) Business Days after written notice of the failure from Landlord to Tenant;

                 (b) Tenant's failure to provide any instrument or assurance as required by Section 20.2 or estoppel certificate as required by Section 19.1 if the failure continues for five (5) Business Days after written notice of the failure from Landlord to Tenant; or

                 (c) Tenant's failure to perform any other obligation under this Lease if the failure continues for thirty (30) days after written notice of the failure from Landlord to Tenant. If the required cure of the noticed Default cannot be completed within thirty (30) days, Tenant's failure to perform shall constitute a Default under the Lease unless Tenant undertakes to cure the failure within thirty (30) days and diligently and continuously attempts to complete the cure as soon as reasonably possible.

         21.2 Replacement of Statutory Notice Requirements. When this Lease requires service of a notice, that notice shall replace rather than supplement any equivalent or similar statutory notice, including any notices required by Code of Civil Procedure Section 1161 or any similar or successor statute. When a statute requires service of a notice in a particular manner, service of that notice (or a similar notice required by this Lease) in the manner required by
Section 30.10 shall replace and satisfy the statutory service-of-notice procedures, including those required by Code of Civil Procedure Section 1162 or any similar or successor statute.

         21.3 Landlord's Remedies on Tenant's Default. On the occurrence of a Default by Tenant, Landlord shall have the right to pursue any one or more of the following remedies in addition to any other remedies now or later available to Landlord at law or in equity. These remedies are not exclusive but cumulative.

                 21.3.1. Termination of Lease. Landlord may terminate this Lease and recover possession of the Premises. Once Landlord has terminated this Lease, Tenant shall immediately surrender the Premises to Landlord. On termination of this Lease, Landlord may recover from Tenant all of the following:

                              (a)  The worth at the time of the award of any
unpaid Rent that had been earned at the time of the termination, to be computed by allowing interest at the rate set forth in Article 23 but in no case greater than the maximum amount of interest permitted by law;

                              (b)  The worth at the time of the award of the
amount by which the unpaid Rent that would have been earned between the time of the termination and the time of the award exceeds the amount of unpaid Rent that Tenant proves could reasonably have been avoided, to be computed by allowing interest at the rate set forth in Section 23.2 but in no case greater than the maximum amount of interest permitted by law;

                              (c)  The worth at the time of the award of the
amount by which the unpaid Rent for the balance of the Lease Term after the time of the award exceeds the amount of unpaid Rent that Tenant proves could reasonably have been avoided, to be computed by discounting that amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one percent (1%);

                              (d) Any other amount necessary to compensate
Landlord for all the detriment proximately caused by Tenant's failure to perform obligations under this Lease, including brokerage commissions and advertising expenses, expenses of remodeling the Premises for a new tenant (whether for the same or a different use), and any special concessions made to obtain a new tenant; and

                              (e) Any other amounts, in addition to or in lieu
of those listed above, that may be permitted by applicable law.

                 21.3.2. Continuation of Lease in Effect. Landlord shall have the remedy described in Civil Code Section 1951.4, which provides that, when a tenant has the right to sublet or assign (subject only to reasonable limitations), the landlord may continue the lease in effect after the tenant's breach and abandonment and recover Rent as it becomes due. Accordingly, if Landlord does not elect to terminate this Lease on account of any Default by Tenant, Landlord may enforce all of Landlord's rights and remedies under this Lease, including the right to recover all Rent as it becomes due.

                 21.3.3. Tenant's Subleases. If Landlord elects to terminate this Lease on account of any Default by Tenant, Landlord may:

                              (a) Terminate any sublease, license, concession,
or other consensual arrangement for possession entered into by Tenant and affecting the Premises.

                              (b)  Choose to succeed to Tenant's interest in
such an arrangement. If Landlord elects to succeed to Tenant's interest in such an arrangement, Tenant shall, as of the date of notice by Landlord of that election, have no further right to, or interest in, the Rent or other consideration receivable under that arrangement.

         21.4 Form of Payment After Default. If, on three (3) occasions within a twelve-month (12-month) period, Tenant fails to pay any amount due under this Lease within five (5) Business Days after the due date or if Tenant draws a check on an account with insufficient funds, Landlord shall have the right to require that any subsequent amounts paid by Tenant to Landlord under this Lease (to cure a Default or otherwise) be paid in the form of cash, money order, cashier's or certified check drawn on an institution acceptable to Landlord, or other form approved by Landlord despite any prior practice of accepting payments in a different form.

         21.5 Efforts To Relet. For purposes of this Article 21, Tenant's right to possession shall not be considered to have been terminated by Landlord's efforts to relet the Premises, by Landlord's acts of maintenance or preservation with respect to the Premises, or by appointment of a receiver to protect Landlord's interests under this Lease. This list is merely illustrative of acts that may be performed by Landlord without terminating Tenant's right to possession.

         21.6 Acceptance of Rent Without Waiving Rights. Under Article 24, Landlord may accept Tenant's payments without waiving any rights under this Lease, including rights under a previously served notice of Default. If Landlord accepts partial payments after serving a notice of Default, Landlord may nevertheless commence and pursue an action to enforce rights and remedies under the previously served notice of Default, unless the default is entirely cured, without giving Tenant any further notice or demand.

         21.7    Tenant's Remedies on Landlord's Default.

                 21.7.1.      Landlord's Default.  Except as provided in
Section 10.2, Landlord's failure to perform any of its obligations under this Lease shall constitute a default by Landlord under the Lease if the failure continues for thirty (30) days after written notice of the failure from Tenant to Landlord. If the required performance cannot be completed within thirty (30) days, Landlord's failure to perform shall constitute not a default under the Lease unless Landlord fails to undertake to cure the failure within thirty (30) days and diligently and continuously attempts to complete this cure as soon as reasonably possible, except as provided in Section 10.2.

                 21.7.2. Rent Abatement. If Tenant is unable to use, and does not use, all or part of the Premises ("Affected Area") as a result of an Abatement Event, as defined in Section 21.7.2.1, and if this Abatement Event continues for either (i) three (3) consecutive Business Days, where the cure for the Abatement Event is reasonably within the control of Landlord, or (ii) ten (10) Business Days, where the cure for the Abatement Event is not reasonably within the control of Landlord, after Landlord's receipt of notice from Tenant of the Abatement Event ("Eligibility Period"), the Rent payable under this Lease shall be abated or reduced after the expiration of the Eligibility Period for such time that Tenant continues to be prevented from using, and does not use, the Affected Area in the proportion that the Rentable Area of the Affected Area bears to the total Rentable Area of the Premises. Notwithstanding anything to the contrary in this Section 21.7.2, if an Abatement Event occurs more than once in a one (1) year period, then the Eligibility Period after which Rent is abated shall be reduced to one (1) Business Day, where the cure for the Abatement Event is reasonably within the control of Landlord.

                          21.7.2.1         Abatement Event. An "Abatement
Event" is:

                                        (a)  Landlord's performance of or
failure to perform any repair, maintenance, or alteration that substantially interferes with Tenant's use of the Premises or which concerns an emergency involving risk of life or injury to persons or significant damage to property;

                                        (b)  Any failure of or interruption in
utilities or services required to be supplied by Landlord to the Premises; or

                                        (c)  Any failure of Landlord to provide
Tenant with access to the Premises.

                                   Article 22
                LANDLORD'S RIGHT TO PERFORM TENANT'S OBLIGATIONS

         22.1 Landlord's Right To Perform Tenant's Obligations. All obligations to be performed by Tenant under this Lease shall be performed by Tenant at Tenant's expense and without any reduction of Rent. If Tenant is in Default on any obligation, Landlord may, after notice to Tenant as required by
Section 21.2, perform the obligation on Tenant's behalf, without waiving Landlord's rights for Tenant's failure to perform any obligations under this Lease and without releasing Tenant from such obligations.

         22.2 Reimbursement by Tenant. Within fifteen (15) days after receiving a statement from Landlord, Tenant shall pay to Landlord the amount of expense reasonably incurred by Landlord, under Section 22.1, in performing Tenant's obligation as Additional Rent.

                                   Article 23
                                 LATE PAYMENTS

         23.1 Late Charges. If any Rent payment is not received by Landlord or Landlord's designee within ten (10) days after that Rent is due, Tenant shall pay to Landlord a late charge of three percent (3%) of such overdue amount liquidated damages, in lieu of actual damages (other than interest under Section 23.2 and attorney fees and costs under Section 26.1). The parties agree that this late charge represents a reasonable estimate of the expenses that Landlord will incur because of any late payment of Rent (other than interest and attorney fees and costs). Tenant shall pay the late charge as Additional Rent with the next installment of Rent.

         23.2 Interest. If any Rent payment is not received by Landlord or Landlord's designee within ten (10) days after that Rent is due, Tenant shall pay to Landlord annual interest on the past-due amount, from the date due until paid, at the Prime Rate published by the Wall Street Journal (or if such rate is no longer published such substitute rate reasonable selected by Landlord plus two percent (2%) rate per year ("Lease Rate").

                                   Article 24
                                   NONWAIVER

         24.1 Nonwaiver. No waiver of any provision of this Lease shall be implied by any failure of either party to enforce any remedy for the violation of that provision, even if that violation continues or is repeated. Any waiver by a party of any provision of this Lease must be in writing. Such written waiver shall affect only the provision specified and only for the time and in the manner stated in the writing.

         24.2 Acceptance and Application of Payment; Not Accord and Satisfaction. No receipt by either party of a lesser payment than the Rent required under this Lease shall be considered to be other than on account of the earliest amount due, and no endorsement or statement on any check or letter accompanying a payment or check shall be considered an accord and satisfaction. Each party may accept checks or payments without prejudice to its right to recover all amounts due and pursue all other remedies provided for in this Lease. Either party's receipt of monies from the other party after giving notice to the other party terminating this Lease in no way reinstates, continues, or extends the Lease Term or affects that Termination Notice. After the service of notice terminating this Lease, the beginning of an action, or the entry of final judgment in any action, either party may receive monies from the other party. The payment and receipt of the payment shall not waive or affect such prior notice, action, or judgment.

                                   Article 25
                               DISPUTE RESOLUTION

         25.1 Waiver of Right to Jury Trial. Landlord and Tenant waive their respective rights to trial by jury of any contract or tort claim, counterclaim, cross-complaint, or cause of action in any action, proceeding, or hearing brought by either party against the other on any matter arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, or Tenant's use or occupancy of the Premises, including any claim of injury or damage or the enforcement of any remedy under any current or future law, statute, regulation, code, or ordinance.

         Landlord's initials               Tenant's initials
                             -------                        -------

         25.2 Resolving Disagreement Over Fair Market Rental Value. If Tenant timely and effectively objects to Landlord's determination of Fair Market Rental Value under Section 2.5.2, the disagreement shall be resolved under this Section 25.2.

                 25.2.1. Negotiated Agreement. Landlord and Tenant shall diligently attempt in good faith to agree on the Fair Market Rental Value on or before the tenth (10th) day after Tenant's objection to the Fair Market Rental Value ("Outside Agreement Date").

                 25.2.2. Parties' Separate Determinations. If Landlord and Tenant fail to reach agreement on or before the Outside Agreement Date, Landlord and Tenant shall each make a separate determination of the Fair Market Rental Value and notify the other party of this determination within five (5) days after the Outside Agreement Date.

                              25.2.2.1         Two Determinations. If each
party makes a timely determination of the Fair Market Rental Value, those determinations shall be submitted to arbitration in accordance with Section 25.2.3.

                              25.2.2.2         One Determination. If Landlord
or Tenant fails to make a determination of the Fair Market Rental Value within the five-day (5-day) period, that failure shall be conclusively considered to be that party's approval of the Fair Market Rental Value submitted within the five-day (5-day) period by the other party.

                 25.2.3.      Arbitration.   If both parties make timely
individual determinations of the Fair Market Rental Value under Section 25.2.2, the Fair Market Rental Value shall be determined by arbitration under this Section.

                              25.2.3.1         Scope of Arbitration. The
determination of the arbitrator(s) shall be limited to the sole issue of whether Landlord's or Tenant's submitted Fair Market Rental Value is the closest to the actual Fair Market Rental Value as determined by the arbitrator(s), taking into account the requirements of Section 2.5.2.

                              25.2.3.2         Qualifications of Arbitrator(s).
The arbitrator(s) shall each be a licensed real estate broker who has been active in the leasing or appraising of commercial office properties in the Concord/Walnut Creek area over the ten-year (10-year) period ending on the date of their appointment as arbitrator(s).

                              25.2.3.3         Parties' Appointment of
Arbitrators. Within fifteen (15) days after the Outside Agreement Date, Landlord and Tenant shall each appoint one arbitrator and notify the other party of the arbitrator's name and business address.

                              25.2.3.4         Appointment of Third Arbitrator.
If each party timely appoints an arbitrator, the two (2) arbitrators shall, within ten (10) days after the appointment of the second arbitrator, agree on and appoint a third arbitrator (who shall be qualified under the same criteria set forth above for qualification of the initial two (2) arbitrators) and provide notice to Landlord and Tenant of the arbitrator's name and business address.

                              25.2.3.5         Arbitrators' Decision.  Fair
Market Rental Value shall be determined within thirty (30) days of the appointment of the third arbitrator and the third arbitrator shall notify Landlord and Tenant hereof immediately. The arbitrators shall have the right to consult experts and competent authorities for factual information or evidence pertaining to a determination of Fair Market Rental Value, but any such consultation shall be made in the presence of both parties, with full right on their parts to cross-examine. Each party-appointed arbitrator shall state in writing his or her determination of Fair Market Rental Value, supported by the reasons therefor, and shall make counterpart copies for each of the other arbitrators. The arbitrators shall arrange for simultaneous exchange of such proposed resolutions and the three appraisals shall be added together and their total divided by three; the resulting quotient shall be the Fair Market Rental Value. If, however, the low appraisal and/or the high appraisal is/are more than ten percent (10%) lower and/or higher than the middle appraisal, the appraisal(s) exceeding such ten percent (10%) limit shall be disregarded. If only one appraisal is disregarded, the remaining two appraisals shall be added together and their total divided by two; the resulting quotient shall be the Fair Market Rental Value. If both the low appraisal and the high appraisal are disregarded as stated in this Section, the middle appraisal shall be the Fair Market Rental Value.

                              25.2.3.6         If Only One Arbitrator Is
Appointed. If either Landlord or Tenant fails to appoint an arbitrator within fifteen (15) days after the Outside Agreement Date, the arbitrator timely appointed by one of them shall reach a decision and notify Landlord and Tenant of that decision within thirty (30) days after the arbitrator's appointment. The arbitrator's decision shall be binding on Landlord and Tenant.

                              25.2.3.7         If Only Two Arbitrators Are
Appointed. If each party appoints an arbitrator in a timely manner, but the two (2) arbitrators fail to agree on and appoint a third arbitrator within the required period, the arbitrators shall be dismissed without delay and the issue of Fair Market Rental Value shall be submitted to binding arbitration under the Commercial Real Estate Arbitration rules of the American Arbitration Association ("AAA"), subject to the provisions of this Section 25.3.

                              25.2.3.8         If No Arbitrator Is Appointed.
If Landlord and Tenant each fail to appoint an arbitrator in a timely manner, the matter to be decided shall be submitted without delay to binding arbitration under Commercial Real Estate Arbitration rules of AAA, subject to the provisions of this Section 25.3.

                              25.2.3.9         Cost of Arbitration. The cost of
the arbitration shall be paid by the losing party.

                                   Article 26
                            ATTORNEY FEES AND COSTS

         26.1 Attorney Fees and Costs. If either party undertakes litigation against the other party arising out of or in connection with this Lease, the prevailing party shall be entitled to recover from the other party reasonable attorney fees and court costs incurred. The prevailing party shall be determined under Civil Code Section 1717(b)(1) or any successor statute.


                                   Article 27
                         LANDLORD'S ACCESS TO PREMISES

         27.1 Landlord's Access to Premises. Landlord and its agents may, at reasonable times and on reasonable oral or written notice to Tenant, enter the Premises to:

                 (a)  Inspect the Premises;    (b) show the Premises to
prospective purchasers or mortgagees or to ground lessors or underlying lessors; (c) show the Premises, during the final year of the Lease Term, to prospective tenants; (d) serve, post, and keep posted notices; (e) repair, alter, or improve the Premises or Building that Landlord deems necessary or desirable; (f) make necessary repairs to the Building structure or systems; (g) perform services required or permitted of Landlord by law or by this Lease; (h) perform any covenants of Tenant that Tenant fails to perform, in accordance with Article 22; or (i) such other matters as Landlord reasonably deems necessary or desirable.

         27.2 Restrictions on Entry; Tenant's Waiver. To the extent reasonably practicable, Landlord shall exercise its rights under this Article 27 at such times and in such a manner as to reasonably minimize the impact on Tenant's business in and occupancy of the Premises. Except in an emergency or when accompanied by an authorized representative of Tenant, Landlord shall not enter Tenant's vaults or the special security areas designated in writing by Tenant.

         Landlord may enter the Premises under this Article 27 without the abatement of Rent, subject to Section 21.7, and may take reasonable steps to accomplish the stated purposes. Tenant waives any claims for damages caused by Landlord's entry, in accordance with this Article 27, including damage claims for (a) injuries; (b) inconvenience to or interference with Tenant's business;
(c) lost profits; and (d) loss of occupancy or quiet enjoyment of the Premises, except to the extent any of the foregoing are caused by the negligence or willful misconduct of Landlord or any of Landlord's agents.

         27.3 Method of Entry. Landlord shall at all times have a key or, if applicable, a card key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes, and special security areas designated in writing by notice to Landlord. In an emergency situation, Landlord shall have the right to use any means that Landlord considers proper to open the doors in and to the Premises. Any such entry into the Premises by Landlord shall not be considered a forcible or unlawful entry into, or a detainer of, the Premises or an actual or constructive eviction of Tenant from any portion of the Premises.

         27.4 Emergency Entry. Despite any other provision of this Article 27, Landlord and Landlord's agents may enter the Premises without any advance notice when necessary to address emergency situations. For purposes of this Article, an emergency situation is one that poses a threat of imminent bodily harm or property damage. If Landlord makes an emergency entry onto the Premises when no authorized representative of Tenant is present, Landlord shall provide telephone notice to Tenant as soon as reasonably possible within twenty-four (24) hours after that entry and shall take reasonable steps to secure the Premises until a representative of Tenant arrives at the Premises.

                                   Article 28
                                     SIGNS

         28.1 Building Name; Landlord's Signage Rights. Subject to Tenant's signage rights under this Article 28, Landlord may at any time change the name of the Building and install, affix, and maintain all signs on the Real Property as Landlord may, in Landlord's sole discretion, desire. Tenant shall not have or acquire any property right or interest in the name of the Building. Tenant may use the name of the Real Property.

         28.2    Tenant's Signage Rights.

                 28.2.1. Tenant's Monument Sign. Tenant shall have the non-exclusive right to construct a monument sign located on the Real Property and fronting on Systron Drive to display Tenant's trade name and direct visitor's to Tenant's driveway ("Monument Sign"). Tenant's right to maintain its name on the Monument Sign shall be subject to the following requirements:

                              (a)  All expenses in connection with the
construction, installation, and maintenance of Tenant's sign shall be paid by Tenant.

                              (b)  The design, size, location, materials,
colors, and lighting of the Monument Sign shall be approved by Landlord in Landlord's reasonable discretion.

                              (c)  Tenant must obtain all applicable permits
and authorizations by government authorities before beginning to install Tenant's name on the Monument Sign.

                              (d) Tenant shall maintain repair and insure the
Monument Sign at Tenant's sole cost and expense.

                 28.2.2. Nontransferability. Tenant's signage rights under this Section 28.2.2. may not be assigned to any assignee of this Lease or to any subtenant of Tenant.

                 28.2.3. Removal, Repair, and Restoration. On termination or expiration of the Lease Term or on expiration of Tenant's sign rights under this Section 28, Landlord shall have the right to permanently remove the Monument Sign or permanently remove Tenant's name (including its logo) from the Monument Sign, repair any damage to the Monument Sign resulting from the removal of Tenant's name, and restore the land on which the Monument Sign was located to the condition that existed before the installation of the Monument Sign. Tenant shall pay to Landlord, within thirty (30) days after demand, all expenses incurred in connection with that removal, repair, and restoration.

                 28.2.4. Prohibited Signs and Other Items. Tenant may not display any signs on the exterior or roof of the Building or in the Common Areas of the Building or the Real Property. Tenant may not install or display any signs, window coverings, blinds (even if located behind the Landlord-approved window coverings for the Building), or other items visible from the exterior of the Premises without Landlord's prior written approval, which Landlord may, in Landlord's sole discretion, grant or withhold. Any signs, notices, logos, pictures, names, or advertisements that are installed by or for Tenant without Landlord's approval may be removed without notice by Landlord at Tenant's expense.

                 28.2.5. Directory. Landlord shall, at Landlord's sole expense, provide and maintain throughout the Lease Term a directory on the Real Property exclusively for the display of the names and suite numbers of tenants on the Real Property. Tenant is entitled to display its name and Premises address in the directory without additional expense to Tenant.

                                   Article 29
                                 TENANT PARKING

         29.1 Number of Parking Spaces. Tenant shall be entitled to use throughout the Lease Term the number of unreserved parking spaces for use in common with other tenants of the Real Property in the Common Area up to the maximum number set forth in Summary Section 12.

         29.2 Changes in Location, Layout, and Service. Landlord specifically reserves the right to grant reserved spaces, change the location, size, configuration, design, layout, and all other aspects of the parking facility. Landlord may close off or restrict access to the parking facility from time to time to facilitate construction, alteration, or improvements, without incurring any liability to Tenant and without any abatement of Rent under this Lease. Landlord shall have no obligation to police or patrol the parking area.

                                   Article 30
                                 MISCELLANEOUS

         30.1 Captions. The captions of articles and Sections and the table of contents of this Lease are for convenience only and have no effect on the interpretation of the provisions of this Lease.

         30.2    Word Usage. Unless the context clearly requires otherwise:

                 (a) The plural and singular numbers shall each be considered to include the other; (b) the masculine, feminine, and neuter genders shall each be considered to include the others; (c) "shall," "will," "must," "agrees," and "covenants" are each mandatory; (d) "may" is permissive; (e) "or" is not exclusive; and (f) "includes" and "including" are not limiting.

         30.3 Counting Days. Days shall be counted by excluding the first day and including the last day. For purposes of this Agreement, "Business Day" means any day other than Saturday, Sunday or a holiday observed by national or federally chartered banks. If the last day is a Saturday, Sunday, or legal holiday as described in Government Code Sections 6700-6701, it shall be excluded. Any act required by this Lease to be performed by a certain day shall be timely performed if completed before 5 p.m. local time on that date. If the day for performance of any obligation under this Lease is a Saturday, Sunday, or legal holiday, the time for performance of that obligation shall be extended to 5 p.m. local time on the first following date that is not a Saturday, Sunday, or legal holiday.

         30.4 Entire Agreement; Amendments. This Lease and all exhibits referred to in this Lease constitute the final, complete, and exclusive statement of the terms of the agreement between Landlord and Tenant pertaining to Tenant's lease of space in the Real Property and supersedes all prior and contemporaneous understandings or agreements of the parties. Neither party has been induced to enter into this Lease by, and neither party is relying on, any representation or warranty outside those expressly set forth in this Lease. This Lease may be amended only by an agreement in writing signed by Landlord and Tenant.

         30.5 Exhibits. The Exhibits if applicable, attached to this Lease are a part of this Lease and incorporated into this Lease by reference.

         30.6 Partial Invalidity. If a court or arbitrator of competent jurisdiction holds any Lease clause to be invalid or unenforceable in whole or in part for any reason, the validity and enforceability of the remaining clauses, or portions of them, shall not be affected.

         30.7 Binding Effect. Subject to Article 16, this Lease shall bind and benefit the parties to this Lease and their legal representatives and successors in interest.

         30.8 Independent Covenants. This Lease shall be construed as though its covenants between Landlord and Tenant are independent and not dependent.

         30.9 Governing Law. This Lease shall be construed and enforced in accordance with the laws of the State of California.

         30.10 Notices. All notices (including requests, demands, approvals, or other communications) under this Lease shall be in writing.

                 30.10.1. Method of Delivery. Notice shall be sufficiently given for all purposes as follows:

                                  (a) When personally delivered to the
recipient, notice is effective on delivery.

                                  (b)  When mailed first class to the last
address of the recipient known to the party giving notice, notice is effective on delivery.

                                  (c)  When mailed by certified mail with
return receipt requested, notice is effective on receipt if delivery is confirmed by a return receipt.

                                  (d)  When delivered by overnight delivery
Federal Express/Airborne/United Parcel Service/DHL WorldWide Express with charges prepaid or charged to the sender's account, notice is effective on delivery if delivery is confirmed by the delivery service.

                                  (e)  When sent by telex or fax to the last
telex or fax number of the recipient known to the party giving notice, notice is effective on receipt as long as (1) a duplicate copy of the notice is promptly given by first-class or certified mail or by overnight delivery or (2) the receiving party delivers a written confirmation of receipt. Any notice given by telex or fax shall be considered to have been received on the next Business Day if it is received after 5 p.m. (recipient's time) or on a nonbusiness day.

                 30.10.2.         Refused, Unclaimed, or Undeliverable Notices.
Any correctly addressed notice that is refused, unclaimed, or undeliverable because of an act or omission of the party to be notified shall be considered to be effective as of the first date that the notice was refused, unclaimed, or considered undeliverable by the postal authorities, messenger, or overnight delivery service.

                 30.10.3. Addresses. Addresses for purposes of giving notice are set forth in Summary Section 13. Either party may change its address or telex or fax number by giving the other party notice of the change in any manner permitted by this Section 30.11.

                 30.10.4. Lenders and Ground Lessor. If Tenant is notified of the identity and address of Landlord's lender or ground or underlying lessor, Tenant shall give to that lender or ground or underlying lessor written notice of any default by Landlord under the terms of this Lease.

         30.11 Force Majeure--Specific Exceptions. The time for performance of an obligation other than the payment of money under this Lease shall be extended for the period during which a party is prevented from performing by acts of God, government, or other force or event beyond the reasonable control of that party.

         30.12 Time of the Essence. Time is of the essence of this Lease and each of its provisions and Exhibits.

         30.13 Modifications Required by Landlord's Lender. If any institutional lender of Landlord (e.g., bank, savings and loan association, pension fund, insurance company, real estate investment trust) reasonably requires a modification of this Lease, Tenant shall agree to that modification as long as:

                 (a) Base Rent, Additional Rent, and any other amounts required to be paid under this Lease, and the time and manner of payment, will not be changed.

                 (b) The Term (including any Option Terms and the times governing Tenant's exercise of any options) will not be changed.

                 (c) Tenant's possession of the Premises and rights to possession and use of other parts of the Building and Real Property will not be changed.

                 (d) Landlord's obligations to Tenant under this Lease will not be reduced, and Tenant's obligations to Landlord under this Lease will not be increased.

         Tenant shall execute an amendment to this Lease evidencing modifications required and permitted under this Section 30.13 within a reasonable time after receipt of a written request.

         30.14 Recording. Neither this Lease nor any short form of this Lease shall be recorded.

         30.15 Liability of Landlord. The liability of Landlord (including all persons and entities that comprise Landlord, and any successor landlord) and any recourse by Tenant against Landlord under all provision of this Lease shall be limited to the interest of Landlord and Landlord's successors in interest in and to the Real Property. On behalf of itself and all persons claiming by, through, or under Tenant, Tenant expressly waives and releases Landlord from any personal liability for breach of this Lease.

         30.16 Transfer of Landlord's Interest. On a transfer of all of Landlord's interest in the Building and Real Property and in this Lease, Landlord shall be released from all liability and obligations under this Lease that accrue after the effective date of transfer, and the following restrictions:

                 (a) Landlord shall not be released from its obligations under this Lease unless the transferee agrees in writing, for the benefit of Tenant, to assume Landlord's obligations under this Lease from and after the date of transfer; and

                 (b) If Landlord assigns its interest in this Lease to a lender as additional security, this assignment shall not release Landlord from its obligations under this Lease;

         30.17 Submission of Lease. Submission of this document for examination or signature by the parties does not constitute an option or offer to lease the Premises on the terms in this document or a reservation of the Premises in favor of Tenant. This document is not effective as a lease or otherwise until executed and delivered by both Landlord and Tenant.

         30.18    Legal Authority.

                 30.18.1. Corporate Authority. If either party is a corporation:

                                  (a)  Each individual signing this Lease on
behalf of that corporation represents and warrants that each of them is duly authorized to execute and deliver this Lease on behalf of the corporation;

                                  (b)  That the corporation is duly organized
and validly existing under the laws of a state of the United States; and

                                  (c)  That corporation and the individuals
signing this Lease on its behalf covenant that, within thirty (30) days after the date of this Lease, the corporation shall deliver to the other party a duly certified copy of a resolution of the corporation's board of directors authorizing execution of this Lease.

                 30.18.2. Partnership Authority. If either party is a partnership or a limited liability partnership, each individual executing this Lease on behalf of the partnership represents and warrants that:

                                  (a)  Each of them is duly authorized to
execute and deliver this Lease on behalf of the partnership in accordance with the partnership agreement, or an amendment to the partnership agreement, now in effect; and

                                  (b)  That the partnership and the individual
signing this Lease on its behalf covenant that, within fifteen (15) days after the date of this Lease, the partnership shall deliver to Landlord a duly certified copy of a resolution, a certificate or other evidence reasonably satisfactory to Landlord that the partnership has authorized execution of this Lease.

                 30.18.3. Limited Liability Company Authority. If either party is a limited liability company, each individual executing this Lease on behalf of that company represents and warrants that:

                                  (a)  The individual(s) executing this Lease
on behalf of the company have full power and authority under the company's governing documents to execute and deliver this Lease in the name of and on behalf of the company;

                                  (b)  The company is a limited liability
company duly organized and validly existing under the laws of a state of the United States; and

                                  (c)  The company and the individuals signing
this Lease on his behalf covenant that, within fifteen (15) days after the date of this Lease, the company shall deliver to the Landlord a duly certified copy of a resolution or other document reasonably satisfactory to Landlord confirming authorization of the execution of this Lease.

         30.19 Right To Lease. Landlord reserves the absolute right to contract with any other person or entity to be a tenant in the Building as Landlord, in Landlord's sole business judgment, determines best to promote the interests of the Building. Tenant does not rely on the expectation, and Landlord does not represent, that any specific tenant or type or number of tenants will, during the Lease Term, occupy any space in the Building.

         30.20 No Air Rights. No rights to any view from the Premises or to exterior light or air to the Premises are created under this Lease.

         30.21    Brokers.   Landlord and Tenant each represents to the other
that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except for the real estate brokers or agents specified in Summary Section 14 (Brokers) and that they know of no other real estate broker or agent who is entitled to a commission or finder's fee in connection with this Lease. Tenant acknowledges that Sean Cooley, Vice President of Cornish & Carey Commercial, is the acting broker for Landlord in this transaction as well as a principal of Landlord. Tenant consents to Mr. Cooley's role as a principal of Landlord and waives any potential conflict of interest arising therefrom. Each party shall indemnify, protect, defend, and hold harmless the other party against all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including reasonable attorney fees) for any leasing commission, finder's fee, or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent other than the Brokers. Landlord agrees to pay a commission to the Brokers regarding this transaction pursuant to a separate agreement with such Brokers. The terms of this Section 30.21 shall survive the expiration or earlier termination of the Lease Term.

         30.22 Guaranty. National Insurance Group, Tenant's parent company, shall guaranty Tenant's performance and obligations under this Lease during the first three (3) Lease Years in the form attached as Exhibit F (the "Guaranty"). If after the first three (3) Lease Years, Tenant's net worth falls below its level as of the date of execution of this Lease, the Guaranty shall be immediately reinstated for an additional three (3) Lease Years. Tenant agrees to provide Landlord with confidential financial statements establishing its net worth on an annual basis, or more frequently as requested by Landlord, but in no event more often than quarterly. Landlord agrees to keep such financial statements confidential and shall not disclose them to any persons other than its attorneys or other professional advisors whose review may be reasonably necessary to assist Landlord in evaluating Tenant's financial status. For purposes of this Section 30.22, "net worth" shall be calculated according to Generally Accepted Accounting Principles.

         Executed as of the date stated in Summary Section 1.

         Landlord:                                 Tenant:
         Systron Business Center, LLC              Pinnacle Data Corporation
         a California limited liability company    a California corporation

         By:  /s/  SEAN M. COOLEY                  By: /s/ DONALD S. GRANT
            -----------------------------------       -------------------------
                   Sean M. Cooley                  Name:   DONALD S. GRANT
                                                        -----------------------
                                                   Title:  VICE PRESIDENT/
                                                           FACILITIES
                                                         ----------------------
         By: /s/   JEFF WILCOX
            -----------------------------------
                   Jeff Wilcox

                                   EXHIBIT A

                                   SITE PLAN

                                   EXHIBIT A1

                                  [FLOOR PLAN ]

                                   EXHIBIT A2

                                  [FLOOR PLAN ]

                                   EXHIBIT A3

                                  [FLOOR PLAN ]

                                                                       EXHIBIT B

                         LEASEHOLD IMPROVEMENT AGREEMENT

     1. Final Plans. Landlord, at Landlord's sole cost and expense except as provided below, shall commence and diligently pursue to completion those improvements (the "Initial Tenant Improvements") to the Premises and the Building which are described in the plans, specifications and/or drawings prepared by JM Architects (the "Architect"), and dated December 3, 1997 (the "Final Plans"). Both Tenant and Landlord have approved the Final Plans. Notwithstanding the foregoing, if after the execution hereof, additional plans, specifications and/or drawings ("Additional Plans") are required for the construction of the Initial Tenant Improvements as shown on the Final Plans, the Architect shall prepare and submit to Landlord and Tenant for their reasonable approval such Additional Plans. Tenant shall promptly submit to Landlord any information required by Landlord to complete such Additional Plans. Tenant shall approve or disapprove of the Additional Plans within five (5) Business Days (or such longer period as shall be reasonably required by the nature or scope of the Additional Plans) of Tenant's receipt thereof. If Additional Plans are so required and prepared, then all references hereinafter to the "Final Plans" shall refer to the Final Plans as modified by the Additional Plans, as the same may be further revised from time to time in accordance with the following provisions of this Leasehold Improvement Agreement.

     2. Tenant's Cost Items. Notwithstanding the provisions of Section 1 hereof, Tenant shall pay the cost of those portions of the Initial Tenant Improvements described on Schedule I attached hereto ("Tenant's Above Standard Items") up to the cost reasonably incurred by Landlord, all of which shall be constructed and installed by Landlord as part of the Initial Tenant Improvements. Tenant shall pay Landlord for Tenant's Above Standard Items within five (5) days after the later of Tenant's occupancy of the Premises or submission of a cost breakdown to Tenant showing the actual costs for Tenant's Above Standard Items.

     3.   Construction.

          (a) Landlord and Tenant acknowledge that Wilcox & Company ("Landlord's Contractor") has been selected as general contractor for the construction of the Initial Tenant Improvements. As soon as is reasonably practicable after mutual execution of this Lease, Landlord shall commence and diligently pursue to completion construction of the Initial Tenant Improvements by March 15, 1998 (the "Project Schedule"). "Substantial Completion" of the Initial Tenant Improvements shall be deemed to have occurred when they have been completed in accordance with Final Plans and all necessary governmental approvals, including a certificate of occupancy, have been issued in connection with such work, other than those approvals that require installation of Tenant's furniture in the Premises, subject only to the completion or correction of Punch List Items. "Punch List Items" shall mean incomplete or defective work or materials in the Initial Tenant Improvements which are minor in scope, generally regarded as punch list items under construction industry standards and do not materially impair Tenant's use of the Premises for the conduct of Tenant's business therein.

          (b) Tenant shall accept possession of the Premises when the Initial Tenant Improvements have been Substantially Completed; provided that Landlord shall give Tenant at least seven (7) days prior written notice of the anticipated date of Substantial Completion. Within ten (10) days after Substantial Completion, Tenant, Landlord, the Architect and the Contractor shall inspect the Initial Tenant Improvements, identify Punch List Items and prepare an Initial Punch List. Landlord shall promptly complete all items on the Initial Punch List. Tenant shall inspect the Initial Tenant Improvements and shall deliver its Final Punch List to Landlord within five (5) days after Landlord has completed the Initial Punch List Items. Landlord shall complete all Final Punch List Items within thirty (30) days after the later of (x) Substantial Completion of the Initial Tenant Improvements or (y) delivery of the Punch List by Tenant to Landlord, or such longer period (not to exceed ninety (90) days) as shall reasonably be required by the nature or scope of the Final Punch List Items. If Tenant shall discover additional Punch List Items after preparation of the Final Punch List, Tenant shall give Landlord notice thereof within thirty (30) days after such discovery (or after the date that Tenant should have discovered the same through its normal use of the Premises or as a result of diligent inspection of the Premises in preparation for the Final Punch List). Tenant shall be deemed to waive all objections to Punch List Items regarding which it does not give Landlord timely notice in accordance with the foregoing.

          (c) Landlord and Tenant agree that the estimated date of Substantial Completion is March 15, 1998. The Lease Commencement Date shall be the date of Substantial Completion.

          (d) Landlord shall obtain from Landlord's Contractor a guaranty to Landlord and Tenant which provides that: (i) the Initial Tenant Improvements shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof; (ii) the Initial Tenant Improvements shall be completed in a good and workmanlike manner using new materials; (iii) the Initial Tenant Improvements shall be completed in substantial accordance with the Final Plans for the Initial Tenant Improvements;
(iv) all building systems and equipment will be (and for a period of one (1) year will remain) in good working order and capable of functioning to the performance standards for the Premises at full legal occupancy as such standards are set forth in the Final Plans; (v) all subcontractors or suppliers shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with the contract that shall become defective within one (1) year after the later to occur of (a) completion of the work performed by such contractor or subcontractor and (b) the Lease Commencement Date; and (vi) all of Landlord's Contractor's guarantees and warranties under this Section 3(d) shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either.

     4. Changes. In the event that Tenant shall desire any change in or to the Final Plans or the Project Schedule (a "Change"), Tenant shall request that the Architect prepare a change order with respect to such change (a "Change Order"), and, if determined appropriate by Landlord, revised Final Plans implementing such Change. Tenant shall pay all fees required by public entities and all fees and charges of the Architect in preparing the Change Order and any revisions to the Final Plans in connection therewith. Landlord's approval shall be required for any such changes (which approval shall not be unreasonably withheld or delayed). In the event that Landlord shall approve any proposed Change, together with such approval, if practicable, and if not practicable as soon thereafter as is practicable, Landlord shall give Tenant notice of the estimate increase or decrease in the cost of the Initial Tenant Improvements which would result from incorporating such Change and the change, if any, in the project Schedule, the commencement or completion of the Initial Tenant Improvements and the Lease Commencement Date which would result from incorporating such Change. Within two
(2) Business Days after notice of such costs and delays, Tenant shall notify Landlord in writing whether Tenant approves the Change. If Tenant fails to approve the Change within such two (2) Business Day period, construction of the Initial Tenant Improvements shall proceed as provided in accordance with the Final Plans as they existed prior to the requested Change. If, following Tenant's review of the estimated costs and delays, Tenant desires Landlord to incorporate the Change into the Initial Tenant Improvements, then Tenant and Landlord shall execute the Change Order for such Change, and the term "Final Plans" and the "Project Schedule" shall thereafter be amended and shall be deemed to refer to the previous Final Plans and Project Schedule as amended by the Change order and, if applicable, as revised and approved pursuant to the foregoing. If the Change increases the cost of the Initial Tenant Improvements, Tenant shall be liable for the additional cost. If the Change decreases the cost of the Initial Tenant Improvements, the decrease in cost shall be a credit against any costs for which Tenant is responsible hereunder by reason of any other Change, or against the costs for which Tenant is responsible pursuant to
Section 2, above.

     5. Early Entry. Landlord shall allow Tenant to enter the Premises for a period of fifteen (15) days prior to the estimated date of Substantial Completion for purposes of Tenant's installation of computers, data cabling, furniture, fixtures, electronic communication equipment, telephones or other equipment or for any other reasonable purposes related to Tenant's preparation for its occupancy of the Premises. Such installation shall be at Tenant's sole cost and expense. Tenant shall coordinate with Landlord's Contractor in the installation of the Initial Tenant Improvements and the work Tenant wishes to install pursuant to this Section 5. Such early entry shall be without liability for Base Rent or Additional Rent but the provisions of Sections 11 and 13 of the Lease shall apply in full during such early entry, and Tenant shall be solely responsible for all such furniture, fixtures and equipment and for any loss or damage thereto from any cause whatsoever.

        6. Tenant Delays.

                (a) As used herein, "Tenant Delays" shall mean any delay in Substantial Completion of the Initial Tenant Improvements to a date later than March 15, 1998 caused by any of the following: (i) the failure of Tenant to approve any Additional Plans or to submit to Landlord any information required in connection therewith within the time periods set forth in Section 1, above,
(ii) any Changes requested by Tenant (including any costs or delays resulting from proposed Changes that are not ultimately made), (iii) the inclusion in the Initial Tenant Improvements of any so-called "long-lead" materials (such as fabrics, paneling, tiling, carpeting, light fixtures, or other items, in each case where the same are of unusual character or limited availability), (iv) any early entry into the Premises by Tenant pursuant to Section 5, above, (v) any other delay or interference by Tenant with the construction schedule of the Initial Tenant Improvements, (vi) any delay caused by Tenant failing to comply with the requirements of this Exhibit B.

                (b) Landlord will notify Tenant of any Tenant Delay as soon as reasonably practicable after Landlord becomes aware of such Tenant Delay, together with Landlord's then good faith estimate of the probable duration of such Tenant Delay. Without limitation, Landlord will notify Tenant of "long lead items" as soon as reasonably practicable after being advised of the delay by the suppliers involved, or otherwise becoming aware of the delay. Landlord will suggest alternative products to alleviate the delay, if possible, and may substitute reasonably equivalent products with Tenant's approval, which approval shall not be unreasonably withheld.

INITIALS:

LANDLORD:                               TENANT:


________________________________        ________________________________

                                   SCHEDULE 1

                    [CORNISH & CAREY COMMERCIAL LETTERHEAD]

December 18, 1997

Mr. Don Grant
c/o National Insurance Group
Mr. Scott Ellis
Grubb Ellis Company
1646 N. California Blvd., Suite 500
Walnut Creek, CA  94596

RE: National Insurance Group at 2727 Systron Drive, Concord, CA


Dear Scott:

I wanted to respond to questions that have arisen from the cost estimates for the above referenced build-out from Wilcox & Company dated December 12, 1997. The ownership has reviewed the estimates and would like to suggest the following in order to commence with the working drawings and initial construction. The business points are as follows:

Construction:                           The Landlord shall build the plan dated
                                        December 3, 1997 as drawn by JM
                                        Architects on a "turn-key" basis with
                                        the following exceptions noted in items
                                        A, B, C & D:

                                        A.) Workout room to receive one-half the
                                            specified mirrors.

                                        B.) Tenant to pay for work counter
                                            delineated in the "Above Standard
                                            Items." The cost of the counter can
                                            substantially be reduced by using a
                                            standard melamine finish is used.

                                        C.) The cost of moving and
                                            re-installing the folding doors
                                            shall be at Tenant's expense.
                                            Tenant has the option to use
                                            Landlord's Contractor who will
                                            charge time and materials with a not
                                            to exceed figure of $5,422.00.

                                        D.) Tenant to delete the sidelights in
                                            the gym area due to exiting issues
                                            that may cause the glass treatment
                                            to be fire rated.

                                   SCHEDULE 1

National Insurance Group
December 18, 1997
Page 2

                                        E.) Landlord shall provide a mutually
                                            acceptable carpet that shall be
                                            specified to last for ten years.
                                            The Landlord may not necessarily use
                                            Mohawk Regatta that is currently
                                            specified. It is the intent to work
                                            closely with the Tenant on this
                                            issue.

                                        F.) The Landlord shall provide 50 foot
                                            candle light at the 30" work
                                            surface which will meet Title 24.

Architecture:                           Landlord shall contract with Tenant's
                                        architect, JM Architects, for the
                                        construction document. Construction
                                        documents must be ready to submit for
                                        permit December 31, 1997.

Occupancy and Rent Commencement:        Based on the following critical dates,
                                        occupancy can be provided March 15,
                                        1998. Rent shall commence November 1,
                                        1998.

Lease Execution:                        December 30, 1997.

Letter of Indemnification:              Executed by December 17, 1998.

We trust that the aforementioned items satisfies your group. If acceptable please sign where indicated, and we shall proceed with all aspects of construction.

We look forward to your occupancy.

Sincerely,

CORNISH & CAREY COMMERCIAL

/s/ SEAN COOLEY
---------------------
Sean Cooley
Vice President

Agreed and Accepted

By:
    ------------------------------------

Date:
      ----------------------------------

cc: Jeff Wilcox, Systron Business Center, LLC

                                   EXHIBIT C

                       Confirmation of Lease Information




Pinnacle Data Corporation
395 Oyster Point Blvd., Suite 500
South San Francisco, CA 94080-1933

Attention: Donald S. Grant

         Re:  Systron Drive Lease

Ladies and Gentlemen:

    This is to confirm that the Lease Commencement Date for the Office Lease of premises at 2727 Systron Drive, Concord, CA between you as tenant and the undersigned as landlord is March 20, 1998.


                                       Very truly yours,

                                       Systron Business Center,
                                       a California Limited Liability Company


                                       By  /s/  Donald Grant
                                         -------------------------------------
                                       Title: VICE PRESIDENT/FACILITIES
                                             ---------------------------------

                                   EXHIBIT D

                             RULES AND REGULATIONS
                  ATTACHED TO AND MADE A PART OF OFFICE LEASE

      1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or used for any purpose other than ingress and agress. The halls, passages, entrances, elevators, stairways, balconies and roof are not for the use of the general public, and Landlord shall in all cases retain the right to control or prevent access thereto by all person whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation or interests of the Project and its tenants, provided that nothing herein contained shall be construed to prevent such access by persons with whom the tenant normally deals in the ordinary course of its business unless such persons are engaged in illegal activities. No tenant and no employees of any tenant shall go upon the roof of the Project without the written consent of Landlord.

      2. No awnings or other projections shall be attached to the outside walls of the Project without the prior written consent of Landlord. Except as otherwise specifically approved by Landlord, all electrical ceiling fixtures hung in offices or spaces along the perimeter of the Project must be fluorescent, or a quality, type, design and bulb color approved by Landlord.

      3. No sign, advertisement or notice shall be exhibited, painted or affixed by any tenant on any part of, or so as to be seen from the outside of, the Premises or the Project without the prior written consent of Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove same without any liability, and may charge the expense incurred in such removal to the tenant violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each tenant by Landlord at the expense of such tenant, and shall be of a size, color and style acceptable to Landlord.

      4. The toilets and wash basins and other plumbing fixtures shall not be used for any purpose other than for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damage resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees shall have caused the same.

      5. No tenant shall mark, paint, drill into, or in any way deface any part of the Project. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings shall be permitted except with the prior written consent of Landlord as Landlord may direct.

      6. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises and no cooking shall be done or permitted by any tenant on the Premises except that the use of microwave ovens and the preparation of coffee, tea, hot chocolate and similar items for the tenant and its employees and business visitors shall be permitted. No tenant shall cause or permit any unusual or objectionable odors to escape from the Premises.

      7. Except as may be specifically permitted by the Lease, the Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises for general office purposes. No tenant shall occupy or permit any portion of his premises to be occupied as an office for a public stenographer or typist, or for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber shop, manicure shop or employment agency. No tenant shall engage or pay any employees on the Premises except those actually working for such tenant on the Premises nor advertise for laborers giving an address at the Premises. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

      8. No tenant shall make, or permit to be made any unseemly or disturbing noises, sounds or vibrations or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them whether by the use of any musical instruments, radio, phonograph, unusual noise, or in any other way.

      9.    No tenant shall throw anything out of doors or down the passageways.

     10. No tenant shall at any time bring or keep upon the Premises any inflammable, combustible or explosive fluid, chemical or substance. The tenant shall not do or permit anything to be done in the leased premises, or bring or keep anything therein, which shall in any way increase the rate of fire insurance on the Project, or on the property kept therein, or obstruct or interfere with the rights of other tenants, or in any way injure or annoy them, or conflict with the regulations of the Fire Department or the fire laws, or with any insurance policy upon the Project, or any part thereof, or with any rules and ordinances established by the Board of Health or other governmental authority.

      11. No additional locks or bolts of any kind shall be placed on any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanism thereof. Each tenant must, upon the termination of this tenancy, restore to Landlord all keys of stores, offices, and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay to Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

      12. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which Landlord may determine from time to time. The moving of safes or other fixtures or bulky matter of any kind must be made upon previous notice to the manager of the Project and under his supervision, and the persons employed by any tenant for such work must be acceptable to Landlord. Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Project and to exclude from The Project all safes, freight or other bulky articles which violate any of these Rules and Regulations or the lease of which these Rules and Regulations are a part. Landlord reserves the right to prohibit or impose conditions upon the installation in the Premises of heavy objects which might overload the floors.

      13. Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's opinion, tends to impair the reputation of the Project or its desirability as an office building and upon written notice from Landlord any tenant shall refrain from or discontinue such advertising.

      14. Any persons employed by any tenant to do janitor work, shall, while in the Project and outside of the Premises, be subject to and under the control and direction of the manager of the Project (but not as an agent or servant of said manager or of Landlord, and tenant shall be responsible for all acts of such persons).

      15. All doors opening onto public corridors shall be kept closed, except when in use for ingress and egress.

      16. The requirements of tenants will be attended to only upon application to the Office of the Building.

      17. Canvassing, soliciting and peddling in the Project are prohibited and each tenant shall cooperate to prevent the same.

      18. All office equipment of any electrical or mechanical nature shall be placed by tenants in the Premises in settings approved by Landlord, to absorb or prevent any vibration, noise or annoyance.

      19. No air conditioning unit or other similar apparatus shall be installed or used by any tenant without the written consent of Landlord.

      20. There shall not be used in any space, or in the public halls of the Project, either by tenants or others, any hand trucks except those equipped with rubber tires and side guards.

      21. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires or stringing of wires will be allowed without written consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the premises shall be subject to the approval of Landlord.

      22. Tenant shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system by closing drapes when the sun's rays fall directly on windows of the Premises. Tenant shall not obstruct, alter or in any way impair the efficient operation of Landlord's heating, ventilating and air conditioning system and shall not place bottles, machines, parcels or any other articles on the induction unit enclosure so as to interfere with air flow. Tenant shall not tamper with or change the setting of any thermostats or temperature control valves.

      23. All parking drives and area, pedestrian walkways and other public areas forming a part of the Project shall be under the sole and absolute control of Landlord with the exclusive right to regulate and control these areas. Tenant agrees to conform to the rules and regulations that may be established by Landlord for these areas from time to time.

      24. If there is any conflict between this Rules and Regulations and the Office Lease of which they are a part, the provisions of the Office Lease shall control.

                                   EXHIBIT E


                           JANITORIAL SPECIFICATIONS

                                                                       EXHIBIT E

Systron, Concord
                                                                December 2, 1997
CLEANING SPECIFICATIONS

--------------------------------------------------------------------------------
         Common Areas:                         As       Per      Per     Per
       Kitchen & Dining Areas               Required    Week    Month    Year
--------------------------------------------------------------------------------
1.     Vacuum Carpets, Mats                              5x
--------------------------------------------------------------------------------
2.     Dust Mop Floors                                   5x
--------------------------------------------------------------------------------
3.     Damp Mop Floors                                   3x
--------------------------------------------------------------------------------
4.     Spot Clean Walls                                  5x
--------------------------------------------------------------------------------
5.     Wipe Tables and Chairs                            6x
--------------------------------------------------------------------------------
       Machine Scrub Floors                    X
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         Common Areas: Entry,                  As       Per      Per     Per
          Lobby & Corridors                 Required    Week    Month    Year
--------------------------------------------------------------------------------
1.     Sweep Entry, & Stairs                             5x
--------------------------------------------------------------------------------
2.     Vacuum Walk-Off Mat                               5x
--------------------------------------------------------------------------------
3.     Wipe Walls                                        5x
--------------------------------------------------------------------------------
4.     Damp Mop Floor                                    5x
--------------------------------------------------------------------------------
5.     Machine Scrub Floor                     X         5x
--------------------------------------------------------------------------------
6.     Change Lights                           X
--------------------------------------------------------------------------------
7.     Disinfect Drinking Fountain                       5x
--------------------------------------------------------------------------------
8.     Clean Lobby Doors                                 5x
--------------------------------------------------------------------------------
9.     Wash Windows and Sidelights                                        4x
--------------------------------------------------------------------------------

                                                                       EXHIBIT E

Systron, Concord
                                                                December 2, 1997
CLEANING SPECIFICATIONS

--------------------------------------------------------------------------------
         Office Areas                          As       Per      Per     Per
       and Meeting Rooms                    Required    Week    Month    Year
--------------------------------------------------------------------------------
1.     Vacuum Carpeted Areas                             5x
--------------------------------------------------------------------------------
2.     Spot Clean Carpet                       X
--------------------------------------------------------------------------------
3.     Remove Trash                                      5x
--------------------------------------------------------------------------------
4.     Remove Recyclables                      X
--------------------------------------------------------------------------------
5.     Dust Horizontal Surfaces                          5x
--------------------------------------------------------------------------------
6.     Dust Ceiling Vents                                        2x
--------------------------------------------------------------------------------
7.     High Dust                                                 1x
--------------------------------------------------------------------------------
8.     Low Dust                                                           4x
--------------------------------------------------------------------------------
9.     Disinfect Telephone Handset                       1x
--------------------------------------------------------------------------------
10.    Dust Mop Vinyl Floors                             5x
--------------------------------------------------------------------------------
11.    Damp Mop Vinyl Floors                   X
--------------------------------------------------------------------------------
12.    Damp Wipe Walls, Doors, Etc.            X         5x
--------------------------------------------------------------------------------
13.    Turn Off Lights                                   5x
--------------------------------------------------------------------------------
14.    Change Lights                           X
--------------------------------------------------------------------------------
15.    Dust Blinds                                               1x
--------------------------------------------------------------------------------
16.    Clean All Tools & Equipment                       5x
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          Restrooms                            As       Per      Per     Per
                                            Required    Week    Month    Year
--------------------------------------------------------------------------------
1.     Re-Stock All Dispensers                           5x
--------------------------------------------------------------------------------
2.     Sweep Floors                                      5x
--------------------------------------------------------------------------------
3.     Clean & Disinfect Fixtures                        5x
--------------------------------------------------------------------------------
4.     Clean Mirrors                                     5x
--------------------------------------------------------------------------------
5.     Wipe Receptacles                                  5x
--------------------------------------------------------------------------------
6.     Spot Clean Partitions, Walls                      1x
--------------------------------------------------------------------------------
7.     Remove Trash                                      5x
--------------------------------------------------------------------------------
8.     Dust (Vac) Ceiling Vents                                  1x
--------------------------------------------------------------------------------
9.     Damp Mop & Disinfect Floor                        5x
--------------------------------------------------------------------------------
10.    Wash Partitions, Walls, Doors                             1x
--------------------------------------------------------------------------------

                                   EXHIBIT F

                                   GUARANTY


Dated: January 1, 1998

        IN CONSIDERATION of and as an inducement for the execution and delivery by Systron Business Center, LLC, a California limited liability company, as landlord ("Landlord"), of the Office Lease (the "Lease") dated January 1, 1998, with Pinnacle Data Corporation, a California corporation as tenant ("Tenant"), covering that certain demised premises located at 2727 Systron Drive, Concord, CA (the "Premises"), the undersigned, National Insurance Group, a Delaware corporation ("Guarantor"), hereby agrees as follows:

        1. For good, adequate and valuable consideration, Guarantor unconditionally and irrevocably guarantees to Landlord the full and prompt payment of rent and any and all other sums and charges payable by Tenant under the Lease, and hereby further unconditionally and irrevocably guarantees the full and timely performance and observance of all the covenants, terms, conditions and agreements provided to be performed and observed by Tenant under the Lease and any amendment or modification thereof, including, without limitation, interest, costs, fees and expenses (including attorneys' fees). Such guaranty includes a guaranty of all obligations that would have accrued under the Lease but for the commencement of a case or other proceeding under any law governing bankruptcy, insolvency, reorganization, liquidation or other like proceeding. As used herein, the term Tenant shall include Tenant and any entity created by the commencement of a case under Title 11 of the United States Code of any successor statute (the "Bankruptcy Code") or any other insolvency, bankruptcy, reorganization or liquidation proceeding or any trustee, liquidator, sequestrator or receiver of Tenant or Tenant's property or similar person appointed pursuant to any law generally governing insolvency, bankruptcy, reorganization, liquidation, receivership or like proceeding.

        2. Guarantor hereby covenants and agrees to and with Landlord that if Tenant shall at any time fail to make any payment of any such rent or other such sums and charges payable by Tenant under the Lease, or if Tenant should fail to perform or observe any of the terms, covenants, provisions or conditions contained in the Lease, Guarantor shall forthwith pay such rent and other such sums and charges and any arrears thereof, and shall forthwith faithfully perform and fulfill all of such terms, covenants, conditions and provisions, and will pay all damages that may arise in consequence of any default by Tenant under the Lease, including without limitation, all reasonable attorneys' fees and disbursements incurred by Landlord or caused by any such default and/or by the enforcement of this Guaranty.

        3. Guarantor's obligations under this Guaranty shall be binding on Guarantor's successors and assigns. All references to Landlord and Tenant in this Guaranty shall be deemed to include their successors, assigns or subtenants, as the case may be.

        4. The provisions of the Lease may be changed by agreement between Landlord and Tenant without the consent of and without notice to Guarantor, and such change shall not in any way limit Guarantor's obligations hereunder. The Lease may be assigned by Landlord or Tenant (and the Premises, or a portion thereof, may be sublet by Tenant) without consent of or notice to Guarantor. This Guaranty shall guarantee the performance of the Lease as so changed or assigned. Without limiting the generality of the foregoing. Guarantor waives the rights and benefits under Civil Code Section 2819, and agrees that by doing so Guarantor's liability shall continue even if Landlord and Tenant alter any Lease obligations, or Guarantor's remedies or rights against Tenant are impaired or suspended without Guarantor's consent by such alteration of Lease obligations.

        5. This Guaranty shall not be modified or affected by Landlord's failure or delay from time to time to enforce any of its rights under either the Lease or this Guaranty.

        6. If Tenant fails to perform its obligations under the Lease, Landlord may proceed against either Guarantor or Tenant, or both, or Landlord may enforce against Guarantor or Tenant any rights that Landlord has under the Lease or applicable law. If the Lease terminates and Landlord has any rights against Tenant after termination, Landlord may enforce those rights against Guarantor, without giving previous notice to Tenant or Guarantor.

        7. Except to the extent a defense arises out of a default by Landlord under the Lease, Guarantor's obligations hereunder are not conditioned or contingent upon the genuineness, validity, regularity or enforceability of the Lease. Guarantor hereby waives any and all benefits and defenses under Civil Code Section 2810 (except to the extent a defense arises out of a default by Landlord under the Lease) and Guarantor agrees that, by doing so, except to the extent a defense arises out of a default by Landlord under the Lease, Guarantor is liable even if Tenant had no liability at the time of the execution of the Lease or thereafter ceases to be liable. Guarantor waives any and all benefits and defenses (except to the extent a defense arises out of a default by Landlord under the Lease) under Civil Code Section 2809 and agrees that by doing so, Guarantor's liability may be larger in amount and more burdensome than that of Tenant. Guarantor waives the right to plead any and all statutes of limitation as a defense to Guarantor's liability hereunder or the enforcement of this Guaranty.

     8. Guarantor waives all benefits and defenses under Civil Code Sections 2845, 2848 and 2850, including without limitation: (a) the right to require Landlord to proceed against Tenant, proceed against or exhaust any security that Landlord holds from Tenant, or pursue any other remedy in Landlord's power; (b) any defense to its obligations hereunder based on the termination of Tenant's liability unless such termination is due to a breach of Landlord's Lease obligations or as provided in the Lease; (c) all presentments, demands for performance, notice of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and, except as provided in the Lease, all other notices of every kind and nature; and (d) all notices of the existence, creation, or incurring of new or additional obligations.

     9. The obligations of Tenant under the Lease to execute and deliver estoppel statements and applicable financial statements if any shall be deemed to also require the same from Guarantor with respect to the Guaranty.

     10. Guarantor's liability hereunder shall continue until all sums due under the Lease have been paid and all obligations to be performed under the Lease have been performed.

     11. The obligations under the Guaranty shall remain in full effect and Guarantor shall not be discharged by any of the following events: (a) insolvency, bankruptcy, reorganization arrangement, adjustment, composition, assignment for the benefit of creditors, liquidation, winding up, dissolution of Tenant or Guarantor; (b) any merger, acquisition, consolidation or change in the structure of Tenant, or any sale, lease, transfer or other disposition of any of Tenant's assets or any sale or other transfer of interests in Tenant by Guarantor; or (c) any sale, exchange, assignment, hypothecation or other transfer, in whole or in part, of Landlord's interest in the Premises or the Lease.

     12. Guarantor has executed this Guaranty based solely on its independent investigation of Tenant's financial condition. Guarantor hereby assumes responsibility for keeping informed of Tenant's financial condition and all other circumstances affecting Tenant's performance of its obligations under the Lease. Landlord shall have no duty to advise Guarantor of any information known to it regarding such financial condition or such circumstances.

     13. Guarantor hereby waives the benefits and defenses under Civil Code Sections 2847, 2848 and 2849 and agrees that by doing so Guarantor shall not exercise its right of subrogation or reimbursement against Tenant until after all amounts due and payable under the Lease have been paid and Tenant has otherwise performed all of Tenant's obligations under the Lease. If the above waiver is found by a court of competent jurisdiction to be void or voidable, Guarantor agrees to subordinate its rights of subrogation and reimbursement against Tenant to Landlord's rights against Tenant.

     14. Guarantor warrants and represents that there is no action or proceeding pending or, to Guarantor's knowledge, threatened, against Guarantor before any court or administrative agency which could materially, adversely affect Guarantor's financial condition. The above warranty and representation shall survive the execution and delivery of this Guaranty and is expressly made for the benefit of Landlord, its successors and assigns.

     15. All demands, notices and other communications to Guarantor under this Guaranty shall be in writing, and shall be deemed to have been duly given when personally delivered or three days after the date deposited in the Untied States Postal Service, first-class postage prepaid, certified with return receipt requested, addressed to Guarantor at the address specified below Guarantor's signature or at such other address as may hereafter be furnished in writing by Guarantor to Landlord.

     16. Guarantor represents and warrants that it is duly authorized to execute and deliver this Guaranty, and that the Guaranty is binding on Guarantor in accordance with its terms. Upon request, Guarantor shall deliver to Landlord a certified copy of the resolution authorizing or ratifying the execution of this Guaranty.

     17. Landlord may assign this Guaranty without Guarantor's consent and without in any affecting the liability of Guarantor under this Guaranty. This Guaranty shall inure to the benefit of Landlord and its successors and assigns.

     18. The prevailing party in any dispute arising under this Guaranty between Guarantor and Landlord shall be entitled to its costs, fees and expenses incurred in connection with such dispute, including, without limitation, reasonable attorneys' fees.

     19. If all or any portion of the obligations guaranteed hereunder are paid or performed, Guarantor's obligations hereunder shall continue and remain in full force and effect in the event that all or any part of such payment or performance is avoided or recovered directly or indirectly from Landlord as a preference, fraudulent transfer or otherwise, irrespective of (a) any notice of revocation given by Guarantor prior to such avoidance or recovery, and (b) payment in full under the Lease.

     20. If any part of this Guaranty is determined to be illegal or unenforceable, all other parts shall remain in effect.

     21. This Guaranty shall be enforced, interpreted and governed in accordance with the laws of the State of California, and any question arising hereunder shall be construed or determined according to such laws irrespective of its conflict of laws rules. Guarantor agrees that all actions or proceedings arising in connection with this Guaranty shall be tried and litigated in federal or, in the absence of federal subject matter jurisdiction, state courts located in the State of California unless such actions or proceedings are required to be brought in another court to obtain subject matter jurisdiction over the matter in controversy. Guarantor waives any right it may have to assert by way of motion, as a defense or otherwise the doctrine of forum non conveniens or to object to venue in any proceeding brought in accordance with the immediately preceding sentence. Guarantor hereby consents to the jurisdiction of the courts of the State of California. Service of process, sufficient for personal jurisdiction in any action against Guarantor, may be made by registered or certified mail, return receipt requested, to its address specified below the signature of Guarantor.

     22. This Guaranty embodies the entire agreement among the parties with respect to the matters set forth herein, and supersedes all prior agreements among the parties with respect thereto.

     23. Guarantor acknowledges receipt of copies of Civil Code Sections 2809, 2810, 2845, 2847, 2848, 2849 and 2850 and that Guarantor fully understands the effect of the waiver of provisions thereof and has consulted with legal counsel to the extent required to understand the terms and conditions of this Guaranty.

     24. Guarantor's obligations and guaranty pursuant to this Guaranty shall be for the first three (3) Lease Years, as defined in the Lease. If after the first three (3) Lease Years, Tenant's net worth falls below Tenant's net worth as of the date of execution of the Lease, the Guarantor agrees to immediately reinstate this Guaranty.

     IN WITNESS WHEREOF, National Insurance Group has caused this Guaranty to be signed by its duly authorized officer this __ day of January, 1998.

                              NATIONAL INSURANCE GROUP,
                              a Delaware corporation

                              By _________________________

                                 Its _____________________


                              ____________________________

                              ____________________________

                              ____________________________
                                       (Address)

(SEAL)

ATTEST:


____________________________
        Secretary

                         LEASEHOLD IMPROVEMENT AGREEMENT

     1. Final Plans. Landlord, at Landlord's sole cost and expense except as provided below, shall commence and diligently pursue to completion those improvements (the "Initial Tenant Improvements") to the Premises and the Building which are described in the plans, specifications and/or drawings prepared by JM Architects (the "Architect"), and dated December 3, 1997 (the "Final Plans"). Both Tenant and Landlord have approved the Final Plans. Notwithstanding the foregoing, if after the execution hereof, additional plans, specifications and/or drawings ("Additional Plans") are required for the construction of the Initial Tenant Improvements as shown on the Final Plans, the Architect shall prepare and submit to Landlord and Tenant for their reasonable approval such Additional Plans. Tenant shall promptly submit to Landlord any information required by Landlord to complete such Additional Plans. Tenant shall approve or disapprove of the Additional Plans within five (5) Business Days (or such longer period as shall be reasonably required by the nature or scope of the Additional Plans) of Tenant's receipt thereof. If Additional Plans are so required and prepared, then all references hereinafter to the "Final Plans" shall refer to the Final Plans as modified by the Additional Plans, as the same may be further revised from time to time in accordance with the following provisions of this Leasehold Improvement Agreement.

     2. Tenant's Cost Items. Notwithstanding the provisions of Section 1 hereof, Tenant shall pay the cost of those portions of the Initial Tenant Improvements described on Schedule I attached hereto ("Tenant's Above Standard Items") up to the cost reasonably incurred by Landlord, all of which shall be constructed and installed by Landlord as part of the Initial Tenant Improvements. Tenant shall pay Landlord for Tenant's Above Standard Items within five (5) days after the later of Tenant's occupancy of the Premises or submission of a cost breakdown to Tenant showing the actual costs for Tenant's Above Standard Items.

     3.   Construction.

          (a) Landlord and Tenant acknowledge that Wilcox & Company ("Landlord's Contractor") has been selected as general contractor for the construction of the Initial Tenant Improvements. As soon as is reasonably practicable after mutual execution of this Lease, Landlord shall commence and diligently pursue to completion construction of the Initial Tenant Improvements by March 15, 1998 (the "Project Schedule"). "Substantial Completion" of the Initial Tenant Improvements shall be deemed to have occurred when they have been completed in accordance with Final Plans and all necessary governmental approvals, including a certificate of occupancy, have been issued in connection with such work, other than those approvals that require installation of Tenant's furniture in the Premises, subject only to the completion or correction of Punch List Items. "Punch List Items" shall mean incomplete or defective work or materials in the Initial Tenant Improvements which are minor in scope, generally regarded as punch list items under construction industry standards and do not materially impair Tenant's use of the Premises for the conduct of Tenant's business therein.

          (b) Tenant shall accept possession of the Premises when the Initial Tenant Improvements have been Substantially Completed; provided that Landlord shall give Tenant at least seven (7) days prior written notice of the anticipated date of Substantial Completion. Within ten (10) days after Substantial Completion, Tenant, Landlord, the Architect and the Contractor shall inspect the Initial Tenant Improvements, identify Punch List Items and prepare an Initial Punch List. Landlord shall promptly complete all items on the Initial Punch List. Tenant shall inspect the Initial Tenant Improvements and shall deliver its Final Punch List to Landlord within five (5) days after Landlord has completed the Initial Punch List Items. Landlord shall complete all Final Punch List Items within thirty (30) days after the later of (x) Substantial Completion of the Initial Tenant Improvements or (y) delivery of the Punch List by Tenant to Landlord, or such longer period (not to exceed ninety (90) days) as shall reasonably be required by the nature or scope of the Final Punch List Items. If Tenant shall discover additional Punch List Items after preparation of the Final Punch List, Tenant shall give Landlord notice thereof within thirty (30) days after such discovery (or after the date that Tenant should have discovered the same through its normal use of the Premises or as a result of diligent inspection of the Premises in preparation for the Final Punch List). Tenant shall be deemed to waive all objections to Punch List Items regarding which it does not give Landlord timely notice in accordance with the foregoing.

          (c) Landlord and Tenant agree that the estimated date of Substantial Completion is March 15, 1998. The Lease Commencement Date shall be the date of Substantial Completion.

          (d) Landlord shall obtain from Landlord's Contractor a guaranty to Landlord and Tenant which provides that: (i) the Initial Tenant Improvements shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof; (ii) the Initial Tenant Improvements shall be completed in a good and workmanlike manner using new materials; (iii) the Initial Tenant Improvements shall be completed in substantial accordance with the Final Plans for the Initial Tenant Improvements;
(iv) all building systems and equipment will be (and for a period of one (1) year will remain) in good working order and capable of functioning to the performance standards for the Premises at full legal occupancy as such standards are set forth in the Final Plans; (v) all subcontractors or suppliers shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with the contract that shall become defective within one (1) year after the later to occur of (a) completion of the work performed by such contractor or subcontractor and (b) the Lease Commencement Date; and (vi) all of Landlord's Contractor's guarantees and warranties under this Section 3(d) shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either.

     4. Changes. In the event that Tenant shall desire any change in or to the Final Plans or the Project Schedule (a "Change"), Tenant shall request that the Architect prepare a change order with respect to such change (a "Change Order"), and, if determined appropriate by Landlord, revised Final Plans implementing such Change. Tenant shall pay all fees required by public entities and all fees and charges of the Architect in preparing the Change Order and any revisions to the Final Plans in connection therewith. Landlord's approval shall be required for any such changes (which approval shall not be unreasonably withheld or delayed). In the event that Landlord shall approve any proposed Change, together with such approval, if practicable, and if not practicable as soon thereafter as is practicable, Landlord shall give Tenant notice of the estimate increase or decrease in the cost of the Initial Tenant Improvements which would result from incorporating such Change and the change, if any, in the project Schedule, the commencement or completion of the Initial Tenant Improvements and the Lease Commencement Date which would result from incorporating such Change. Within two
(2) Business Days after notice of such costs and delays, Tenant shall notify Landlord in writing whether Tenant approves the Change. If Tenant fails to approve the Change within such two (2) Business Day period, construction of the Initial Tenant Improvements shall proceed as provided in accordance with the Final Plans as they existed prior to the requested Change. If, following Tenant's review of the estimated costs and delays, Tenant desires Landlord to incorporate the Change into the Initial Tenant Improvements, then Tenant and Landlord shall execute the Change Order for such Change, and the term "Final Plans" and the "Project Schedule" shall thereafter be amended and shall be deemed to refer to the previous Final Plans and Project Schedule as amended by the Change order and, if applicable, as revised and approved pursuant to the foregoing. If the Change increases the cost of the Initial Tenant Improvements, Tenant shall be liable for the additional cost. If the Change decreases the cost of the Initial Tenant Improvements, the decrease in cost shall be a credit against any costs for which Tenant is responsible hereunder by reason of any other Change, or against the costs for which Tenant is responsible pursuant to
Section 2, above.

     5. Early Entry. Landlord shall allow Tenant to enter the Premises for a period of fifteen (15) days prior to the estimated date of Substantial Completion for purposes of Tenant's installation of computers, data cabling, furniture, fixtures, electronic communication equipment, telephones or other equipment or for any other reasonable purposes related to Tenant's preparation for its occupancy of the Premises. Such installation shall be at Tenant's sole cost and expense. Tenant shall coordinate with Landlord's Contractor in the installation of the Initial Tenant Improvements and the work Tenant wishes to install pursuant to this Section 5. Such early entry shall be without liability for Base Rent or Additional Rent but the provisions of Sections 11 and 13 of the Lease shall apply in full during such early entry, and Tenant shall be solely responsible for all such furniture, fixtures and equipment and for any loss or damage thereto from any cause whatsoever.

        6. Tenant Delays.

                (a) As used herein, "Tenant Delays" shall mean any delay in Substantial Completion of the Initial Tenant Improvements to a date later than March 15, 1998 caused by any of the following: (i) the failure of Tenant to approve any Additional Plans or to submit to Landlord any information required in connection therewith within the time periods set forth in Section 1, above,
(ii) any Changes requested by Tenant (including any costs or delays resulting from proposed Changes that are not ultimately made), (iii) the inclusion in the Initial Tenant Improvements of any so-called "long-lead" materials (such as fabrics, paneling, tiling, carpeting, light fixtures, or other items, in each case where the same are of unusual character or limited availability), (iv) any early entry into the Premises by Tenant pursuant to Section 5, above, (v) any other delay or interference by Tenant with the construction schedule of the Initial Tenant Improvements, (vi) any delay caused by Tenant failing to comply with the requirements of this Exhibit B.

                (b) Landlord will notify Tenant of any Tenant Delay as soon as reasonably practicable after Landlord becomes aware of such Tenant Delay, together with Landlord's then good faith estimate of the probable duration of such Tenant Delay. Without limitation, Landlord will notify Tenant of "long lead items" as soon as reasonably practicable after being advised of the delay by the suppliers involved, or otherwise becoming aware of the delay. Landlord will suggest alternative products to alleviate the delay, if possible, and may substitute reasonably equivalent products with Tenant's approval, which approval shall not be unreasonably withheld.


INITIALS:

LANDLORD                                     TENANT:


[SIG]                                        /s/ DONALD S. GRANT
-----------------------------------          -----------------------------------
                                             Vice President/Facilities

                                    GUARANTY

Dated: January 1, 1998

      IN CONSIDERATION of and as an inducement for the execution and delivery by Systron Business Center, LLC, a California limited liability company, as landlord ("Landlord"), of the Office Lease (the "Lease") dated January 1, 1998, with Pinnacle Data Corporation, a California corporation as tenant ("Tenant"), covering that certain demised premises located at 2727 Systron Drive, Concord, CA (the "Premises"), the undersigned, National Insurance Group, a Delaware corporation ("Guarantor"), hereby agrees as follows:

      1. For good, adequate and valuable consideration, Guarantor unconditionally and irrevocably guarantees to Landlord the full and prompt payment of rent and any and all other sums and charges payable by Tenant under the Lease, and hereby further unconditionally and irrevocably guarantees the full and timely performance and observance of all the covenants, terms, conditions and agreements provided to be performed and observed by Tenant under the Lease and any amendment or modification thereof, including, without limitation, interest, costs, fees and expenses (including attorneys' fees). Such Guaranty includes a guaranty of all obligations that would have accrued under the Lease but for the commencement of a case or other proceeding under any law governing bankruptcy, insolvency, reorganization, liquidation or other like proceeding. As used herein, the term Tenant shall include Tenant and any entity created by the commencement of a case under Title 11 of the United States Code of any successor statute (the "Bankruptcy Code") or any other insolvency, bankruptcy, reorganization or liquidation proceeding or any trustee, liquidator, sequestrator or receiver of Tenant or Tenant's property or similar person appointed pursuant to any law generally governing insolvency, bankruptcy, reorganization, liquidation, receivership or like proceeding.

      2. Guarantor hereby covenants and agrees to and with Landlord that if Tenant shall at any time fail to make any payment of any such rent or other such sums and charges payable by Tenant under the Lease, or if Tenant should fail to perform or observe any of the terms, covenants, provisions or conditions contained in the Lease, Guarantor shall forthwith pay such rent and other such sums and charges and any arrears thereof, and shall forthwith faithfully perform and fulfill all of such terms, covenants, conditions and provisions, and will pay all damages that may arise in consequence of any default by Tenant under the Lease, including without limitation, all reasonable attorneys' fees and disbursements incurred by Landlord or caused by any such default and/or by the enforcement of this Guaranty.

      3. Guarantor's obligations under this Guaranty shall be binding on Guarantor's successors and assigns. All references to Landlord and Tenant in this Guaranty shall be deemed to include their successors, assigns or subtenants, as the case may be.

      4. The provisions of the Lease may be changed by agreement between Landlord and Tenant without the consent of and without notice to Guarantor, and such change shall not in any way limit Guarantor's obligations hereunder. The Lease may be assigned by Landlord or Tenant (and the Premises, or a portion thereof, may be sublet by Tenant) without consent of or notice to Guarantor. This Guaranty shall guarantee the performance of the Lease as so changed or assigned. Without limiting the generality of the foregoing, Guarantor waives the rights and benefits under Civil Code Section 2819, and agrees that by doing so Guarantor's liability shall continue even if Landlord and Tenant alter any Lease obligations, or Guarantor's remedies or rights against Tenant are impaired or suspended without Guarantor's consent by such alteration of Lease obligations.

      5. This Guaranty shall not be modified or affected by Landlord's failure or delay from time to time to enforce any of its rights either the Lease or this Guaranty.

      6. If Tenant fails to perform its obligations under the Lease, Landlord may proceed against either Guarantor or Tenant, or both, or Landlord may enforce against Guarantor or Tenant any rights that Landlord has under the Lease or applicable law. If the Lease terminates and Landlord has any rights against Tenant after termination, Landlord may enforce those rights against Guarantor, without giving previous notice to Tenant or Guarantor.

      7. Except to the extent a defense arises out of a default by Landlord under the Lease, Guarantor's obligations hereunder are not conditioned or contingent upon the genuineness, validity, regularity or enforceability of the Lease. Guarantor hereby waives any and all benefits and defenses under Civil Code Section 2810 (except to the extent a defense arises out of a default by Landlord under the Lease) and Guarantor agrees that, by doing so, except to the extent a defense arises out of a default by Landlord under the Lease, Guarantor is liable even if Tenant had no liability at the time of the execution of the Lease or thereafter ceases to be liable. Guarantor waives any and all benefits and defenses (except to the extent a defense arises out of a default by Landlord under the Lease) under Civil Code Section 2809 and agrees that by doing so, Guarantor's liability may be larger in amount and more burdensome than that of Tenant. Guarantor waives the right to plead any and all statutes of limitation as a defense to Guarantor's liability hereunder or the enforcement of this Guaranty.

     8. Guarantor waives all benefits and defenses under Civil Code Sections 2845, 2848 and 2850, including without limitation: (a) the right to require Landlord to proceed against Tenant, proceed against or exhaust any security that Landlord holds from Tenant, or pursue any other remedy in Landlord's power; (b) any defense to its obligations hereunder based on the termination of Tenant's liability unless such termination is due to a breach of Landlord's Lease obligations or as provided in the Lease; (c) all presentments, demands for performance, notice of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and, except as provided in the Lease, all other notices of every kind and nature; and (d) all notices of the existence, creation, or incurring of new or additional obligations.

     9. The obligations of Tenant under the Lease to execute and deliver estoppel statements and applicable financial statements if any shall be deemed to also require the same from Guarantor with respect to the Guaranty.

     10. Guarantor's liability hereunder shall continue until all sums due under the Lease have been paid and all obligations to be performed under the Lease have been performed.

     11. The obligations under the Guaranty shall remain in full effect and Guarantor shall not be discharged by any of the following events: (a) insolvency, bankruptcy, reorganization arrangement, adjustment, composition, assignment for the benefit of creditors, liquidation, winding up, dissolution of Tenant or Guarantor; (b) any merger, acquisition, consolidation or change in the structure of Tenant, or any sale, lease, transfer or other disposition of any of Tenant's assets, or any sale or other transfer of interests in Tenant by Guarantor; or (c) any sale, exchange, assignment, hypothecation or other transfer, in whole or in part, of Landlord's interest in the Premises or the Lease.

     12. Guarantor has executed this Guaranty based solely on its independent investigation of Tenant's financial condition. Guarantor hereby assumes responsibility for keeping informed of Tenant's financial condition and all other circumstances affecting Tenant's performance of its obligations under the Lease. Landlord shall have no duty to advise Guarantor of any information known to it regarding such financial condition or such circumstances.

     13. Guarantor hereby waives the benefits and defenses under Civil Code Sections 2847, 2848 and 2849 and agrees that by doing so Guarantor shall not exercise its right of subrogation or reimbursement against Tenant until after all amounts due and payable under the Lease have been paid and Tenant has otherwise performed all of Tenant's obligations under the Lease. If the above wavier is found by a court of competent jurisdiction to be void or voidable, Guarantor agrees to subordinate its rights of subrogations and reimbursement against Tenant to Landlord's rights against Tenant.

     14. Guarantor warrants and represents that there is no action or proceeding pending or, to Guarantor's knowledge, threatened, against Guarantor before any court or administrative agency which could materially, adversely affect Guarantor's financial condition. The above warranty and representation shall survive the execution and delivery of this Guaranty and is expressly made for the benefit of Landlord, its successors and assigns.

     15. All demands, notices and other communications to Guarantor under this Guaranty shall be in writing, and shall be deemed to have been duly given when personally delivered or three days after the date deposited in the United States Postal Service, first-class postage prepaid, certified with return receipt requested, addressed to Guarantor at the address specified below Guarantor's signature or at such other address as may hereafter be furnished in writing by Guarantor to Landlord.

     16. Guarantor represents and warrants that it is duly authorized to execute and deliver this Guaranty, and that the Guaranty is binding on Guarantor in accordance with its terms. Upon request, Guarantor shall deliver to Landlord a certified copy of the resolution authorizing or ratifying the execution of this Guaranty.

     17. Landlord may assign this Guaranty without Guarantor's consent and without in any affecting the liability of Guarantor under this Guaranty. This Guaranty shall inure to the benefit of Landlord and its successors and assigns.

     18. The prevailing party in any dispute arising under this Guaranty between Guarantor and Landlord shall be entitled to its costs, fees and expenses incurred in connection with such dispute, including, without limitation, reasonable attorneys' fees.

     19. If all or any portion of the obligations guaranteed hereunder are paid or performed, Guarantor's obligations hereunder shall continue and remain in full force and effect in the event that all or any part of such payment or performance is avoided or recovered directly or indirectly from Landlord as a preference, fraudulent transfer or otherwise, irrespective of (a) any notice of revocation given by Guarantor prior to such avoidance or recovery, and (b) payment in full under the Lease.

     20. If any part of this Guaranty is determined to be illegal or unenforceable, all other parts shall remain in effect.

        21. This Guaranty shall be enforced, interpreted and governed in accordance with the laws of the State of California, and any question arising hereunder shall be construed or determined according to such laws irrespective of its conflict of laws rules. Guarantor agrees that all actions or proceedings arising in connection with this Guaranty shall be tried and litigated in federal or, in the absence of federal subject matter jurisdiction, state courts located in the State of California unless such actions or proceedings are required to be brought in another court to obtain subject matter jurisdiction over the matter in controversy. Guarantor waives any right it may have to assert by way of motion, as a defense or otherwise the doctrine of forum non conveniens or to object to venue in any proceeding brought in accordance with the immediately preceding sentence. Guarantor hereby consents to the jurisdiction of the courts of the State of California. Service of process, sufficient for personal jurisdiction in any action against Guarantor, may be made by registered or certified mail, return receipt requested, to its address specified below the signature of Guarantor.

        22. This Guaranty embodies the entire agreement among the parties with respect to the matters set forth herein, and supersedes all prior agreements among the parties with respect thereto.

        23. Guarantor acknowledges receipt of copies of Civil Code Sections 2809, 2810, 2845, 2847, 2848, 2849 and 2850 and that Guarantor fully understands the effect of the waiver of provisions thereof and has consulted with legal counsel to the extent required to understand the terms and conditions of this Guaranty.

        24. Guarantor's obligations and guaranty pursuant to this Guaranty shall be for the first three (3) Lease Years, as defined in the Lease. If after the first three (3) Lease Years, Tenant's net worth falls below Tenant's net worth as of the date of execution of the Lease, the Guarantor agrees to immediately reinstate this Guaranty.

        IN WITNESS WHEREOF, National Insurance Group has caused this Guaranty to be signed by its duly authorized officer this ___ day of January, 1998.



                                 NATIONAL INSURANCE GROUP,
                                 a Delaware corporation




                                 By   /s/   DONALD S. GRANT
                                    ---------------------------------

                                 Its Vice President/Facilities
                                    ---------------------------------

                                    395 Oyster Point Blvd., #500
                                    South San Francisco, CA 94080



(SEAL)

ATTEST:


-----------------------------
          Secretary